                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                                    FAP TRUST

                                       AND

                         L-3 COMMUNICATIONS CORPORATION

                                FEBRUARY 10, 1998

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   DEFINITIONS .............................   1

                                   ARTICLE II

                                PURCHASE AND SALE ..........................   6

      II.1        Purchase and Sale ........................................   6
      II.2        Cash Purchase Price ......................................   6
      II.3        Adjustment of Cash Purchase Price ........................   7
      II.4        Post-Closing Payment .....................................   8
      II.5        Dispute Resolution .......................................  11
      II.6        Closing ..................................................  12

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER ...............  13

      III.1       Due Organization of Seller ...............................  13
      III.2       Requisite Consents; Nonviolation .........................  13
      III.3       Due Organization of the Company ..........................  14
      III.4       Acquired Assets ..........................................  14
      III.5       Subsidiaries, etc ........................................  14
      III.6       Financial Data ...........................................  14
      III.7       No Material Changes ......................................  14
      III.8       Undisclosed Liabilities ..................................  15
      III.9       Governmental Authorizations; Compliance with Law .........  15
      III.10      Litigation ...............................................  16
      III.11      Employee Benefit Plans ...................................  16
      III.12      Intellectual Property ....................................  17
      III.13      Real and Personal Property ...............................  18
      III.14      Insurance ................................................  19
      III.15      Tax Matters ..............................................  19
      III.16      Environmental Matters ....................................  20
      III.17      Contracts ................................................  21
      III.18      Inventory ................................................  22
      III.19      Accounts Receivable ......................................  22
      III.20      Condition of Plant and Equipment .........................  22
      III.21      Customers and Suppliers ..................................  22
      III.22      Bank Accounts ............................................  23
      III.23      Brokers, Finders, Etc ....................................  23
      III.24      Employees ................................................  23

                                                                            Page
                                                                            ----
      III.25      Government Contracts .....................................  23
      III.26      Government Furnished Equipment ...........................  25
      III.27      Organizational Conflicts of Interest .....................  25
      III.28      Affiliate Transactions ...................................  25
      III.29      Disclosure in the Seller's Schedule ......................  25

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER ...............  25

      IV.1        Due Incorporation; Requisite Power and Authority .........  25
      IV.2        Requisite Consents; Nonviolation .........................  26
      IV.3        Broker's Fees ............................................  26

                                    ARTICLE V

                       CERTAIN TRANSACTIONS AND AGREEMENTS
                            PRIOR TO THE CLOSING DATE ......................  26

      V.1         Confidentiality ..........................................  26
      V.2         Business Organization ....................................  26
      V.3         Cooperation ..............................................  27
      V.4         Subsidiary Merger ........................................  28
      V.5         No Seller Distributions ..................................  28
      V.6         Further Assurances .......................................  28

                                   ARTICLE VI

                   COVENANTS REGARDING POST CLOSING ACTIVITIES .............  29

      VI.1        Employee Matters .........................................  29
      VI.2        Seller's Indemnification .................................  30
      VI.3        Contracts Requiring Consent to Assignment ................  33
      VI.4        Company Plans ............................................  33
      VI.5        Research and Experimental Expenses .......................  33

                                   ARTICLE VII

                  CONDITIONS TO OBLIGATIONS OF BUYER AND SELLER ............  34

      VII.1       Government Approvals; Litigation .........................  34
      VII.2       Permits and Approvals ....................................  34

                                                                            Page
                                                                            ----
                                  ARTICLE VIII

                        CONDITIONS TO BUYER'S OBLIGATIONS ..................  34

      VIII.1      Representations and Warranties; Performance ..............  34
      VIII.2      Escrow Agreement .........................................  34
      VIII.3      Subsidiary Merger ........................................  35
      VIII.4      Material Adverse Change ..................................  35
      VIII.5      Proceedings ..............................................  35
      VIII.6      Ilex Agreement ...........................................  35
      VIII.7      Non-Competition Agreements ...............................  35

                                   ARTICLE IX

                       CONDITIONS TO OBLIGATIONS OF SELLER .................  35

      IX.1        Representations and Warranties; Performance ..............  35
      IX.2        Proceedings ..............................................  35
      IX.3        Ilex Agreement ...........................................  36

                                    ARTICLE X

                                FEES AND EXPENSES ..........................  36

      X.1         Expenses .................................................  36
      X.2         Fees or Commissions of Brokers ...........................  36

                                   ARTICLE XI

                                   TERMINATION .............................  36

      XI.1        Termination of Agreement .................................  36
      XI.2        Effect of Termination ....................................  36

                                   ARTICLE XII

                                  MISCELLANEOUS ............................  37

      XII.1       Time of the Essence ......................................  37
      XII.2       Entire Agreement .........................................  37
      XII.3       Press Releases and Public Announcements ..................  37
      XII.4       Counterparts .............................................  37
      XII.5       Descriptive Headings .....................................  37
      XII.6       Notices ..................................................  37
      XII.7       Arbitration ..............................................  38
      XII.8       Choice of Law ............................................  39

                                                                            Page
                                                                            ----
      XII.9       Bulk Sale and Other Tax Filings ..........................  39
      XII.10      Transfer Taxes; Sales Tax ................................  39
      XII.11      Binding Effect; Benefits .................................  39
      XII.12      Assignability ............................................  39
      XII.13      Waiver and Amendment .....................................  39
      XII.14      Attorneys' Fees ..........................................  40
      XII.15      Severability .............................................  40
      XII.16      No Recourse ..............................................  40


EXHIBIT A               Seller's Schedule
EXHIBIT VIII.2          Form of Assignment of Escrow Agreement
EXHIBIT VIII.7          Form of Assignment of Non-Competition Agreements

                            ASSET PURCHASE AGREEMENT

      THIS ASSET PURCHASE AGREEMENT (the "Agreement") dated as of February 10, 1998 is entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation ("Buyer") and FAP TRUST, a Connecticut trust ("Seller").

                                    RECITALS

      WHEREAS, the Buyer wishes to purchase from Seller, and Seller wishes to sell to the Buyer, all of the Acquired Assets (as hereinafter defined) subject to the assumption by the Buyer of the Assumed Liabilities (as hereinafter defined), upon the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      As used herein:

            "Acquired Assets" means all of the assets (tangible and intangible) of the Seller, including those of the Acquired Company (as hereinafter defined) (except for those assets listed in the proviso to this definition), including, without limitation, all of its right, title and interest in and to:

            (a) Leaseholds and subleaseholds of real property to which it is a party, and all, improvements, fixtures, and fittings thereon, and easements, rights-of-way, and other appurtenants thereto (such as appurtenant rights in and to public streets);

            (b) Tangible personal property (such as machinery, equipment, inventories of raw materials and supplies, manufactured and purchased parts, goods in process and finished goods, furniture, automobiles, trucks, tractors, trailers, tools, jigs, and dies);

            (c) Intellectual Property, goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions;

            (d) Leases, subleases, and rights thereunder;

            (e) Agreements, contracts, indentures, mortgages, instruments, security interests, guaranties, other similar arrangements, and rights thereunder;

            (f) Accounts, notes, and other receivables, except those excluded under clause (iv) of the proviso to this definition;

            (g) Claims, deposits, prepayments, refunds, causes of action, choses in action, rights of recovery, rights of set off, and rights of recoupment;

            (h) Franchises, approvals, permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies;

            (i) Prepaid expenses, except those excluded under clause (v) of the proviso to this definition;

            (j) Books, records, ledgers, files, documents, correspondence, lists, plats, architectural plans, drawings, and specifications, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials (collectively, the "Books and Records"), except those excluded under clause (i) of the proviso to this definition; and

            (k) All cash and all bank accounts and brokerage accounts and similar accounts and cash equivalents, including deposits in transit, except as set forth in clause (iii) of the proviso to this definition.

PROVIDED, HOWEVER, that notwithstanding the foregoing, the Acquired Assets shall not include:

                  (i) With respect to the Company, the corporate charter,
            qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books, blank stock certificates, original Tax Returns and other documents relating to the organization, maintenance, and existence of the Company as a corporation;

                  (ii) Any assets or rights which are not assignable pursuant to the terms of the document or instrument creating same or which are only assignable with the consent of a third party who refuses to grant such consent, which shall be transferred as and when such consent is obtained and otherwise as provided in Section VI.3 of this Agreement;

                  (iii) Any cash held on deposit in a tax reserve account
            established by the Company for the payment of any federal, state, local or foreign income Taxes payable with respect to periods prior to the date three (3) Business Days prior to the Closing Date, so long as notice of the amount of such cash and the account number of such account shall be provided to the Buyer not later than such third Business Day); and

                  (iv) $1,000,000 book value of trade accounts receivable of the
            Acquired Company (which specific receivables shall be identified and reasonably agreed upon by the parties on or prior to the Closing
            Date); and

                  (v) Prepaid expenses relating to the expenses incurred in
            connection with the negotiation and consummation of the transactions contemplated by this Agreement.

            "Acquired Company" means the direct and indirect assets, liabilities and business as a going concern of the Company transferred to Seller in the dissolution and liquidation of the Company.

            "Agreement" has the meaning set forth in the preface above.

            "Assumed Liabilities" means all Liabilities of the Acquired Company (except for those Liabilities expressly excluded in the proviso to this definition), including, but not limited to:

            (a) All Liabilities of the Company to be performed following the Closing expressly provided for under or incurred pursuant to the terms of the written agreements, contracts, employment agreements, leases, licenses, instruments and other items which are included as Acquired Assets, but only to the extent any required consents to the assignment thereof have been obtained or Buyer has otherwise expressly agreed to assume liability under such agreement;

            (b) All Liabilities for product warranty claims or any use of or defect in any of the products or services sold by the Company, the Subsidiary or the Acquired Company prior to the Closing Date;

            (c) Liabilities to employees of Acquired Company arising out of workers' compensation or disability leaves of absence if said employee is entitled to an offer of employment pursuant to this Agreement and any other similar obligations or liabilities; and

            (d) Liabilities resulting from, arising out of or caused by any breach of contract by the Company, the Subsidiary or the Acquired Company, tort, infringement, violation of law or any environmental liability or contamination, including, without limitation, Liabilities arising out of or relating in any way to any Government Bid, Government Contract or Government Disclosure.

PROVIDED, HOWEVER, that notwithstanding the foregoing, the Assumed Liabilities shall not include:

                  (A) Any Liability of the Acquired Company or Seller for income and other Taxes, including, but not limited to, any Taxes arising in connection with the consummation of the transactions contemplated hereby; provided, however, that any Taxes (other than federal, state, local or foreign income Taxes and other than Taxes arising in connection with the consummation of the transactions contemplated hereby) accrued on the Closing Statement of Net Assets shall be Assumed Liabilities;

                  (B) Except as otherwise provided for in this Agreement
            (including, without limitation, as provided for in Section VI.1 hereof), any Liability of the Company related to the employment or compensation of employees and former employees (including with respect to any Company Plan or any post-retirement benefits plan, if any));

                  (C) Except as otherwise provided for in this Agreement, any
            Liability of the Company for costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby; or

                  (D) Any Liability of Seller which was not related to the
            Company, the Subsidiary or the Business or arising under this Agreement.

            "Business" means the business conducted or proposed or planned to be conducted by the Acquired Company on and as of the Closing Date.

            "Buyer" has the meaning set forth in the preface above.

            "Closing" has the meaning set forth in Section II.6 below.

            "Closing Date" has the meaning set forth in Section II.6 below.

            "Company" means Ilex Systems, Inc.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Employee" has the meaning set forth in Section VI.1 below.

            "GAAP" means United States generally accepted accounting principles as in effect as of the date hereof.

            "Government Bid" means any offer to sell made by the Acquired Company prior to the Closing Date which, if accepted, would result or may result in a "Government Contract".

            "Government Contract" means any prime contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, pricing agreement, letter contract, purchase order, delivery order, change order, Government Bid or other arrangement of any kind between the Acquired Company and
(i) the U.S. Government, (ii) any prime contractor of the U.S. Government in its capacity as a prime contractor or (iii) any subcontractor with respect to any contract of a type described in clauses (i) or (ii) above.

            "Government Disclosure" means any certification, representation, warranty or statement by the Acquired Company to the U.S. Government in that capacity, or any agent or instrumentality thereof, which in any way relates to the operation of the Business or any business of the Acquired Company carried on prior to the Closing Date.

            "Knowledge of Seller" (or any similar expression) shall mean the actual knowledge of (i) W. Jeffrey Kramer, Vice President of First Union National Bank, trustee of Seller, Frederick Forster, Jeffrey Furman or Howard Tieg or (ii) each of Joseph Lopez, John Medea, Joseph Leadley, Scott Feldman, and all of the Vice Presidents and the members of the Board of Directors of the Company and the Subsidiary (provided, however, that for purposes of Section III.27, the individuals referred to in clause (ii) shall be limited to Joseph Lopez, John Medea, Thomas Deet and Robert Marchand), after, only in the case of those individuals referred to in clause (ii) of this definition, a reasonable investigation or inquiry of the subject matter thereof by or on behalf of such individuals.

            "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            "Ilex Agreement" means the agreement, dated as of February 9, 1998 by and among Seller, the Company and shareholders of the Company.

            "Liability" or "Liabilities" means any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise.

            "Losses" means all losses, liabilities, obligations, amounts paid in settlement, costs and expenses, including court costs, and reasonable attorneys' fees and expenses, incurred in connection with any action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, injunction, judgment, order, decree, ruling.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a limited liability company, or a governmental entity (or any department, agency, or political subdivision thereof).

            "Purchase Price" shall mean the sum of (i) any amounts paid by Buyer under Sections II.2 and II.4 and (ii) the amount of the adjustment, if any, to the Cash Purchase Price (as hereinafter defined) pursuant to Section II.3.

            "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Seller's Schedule" has the meaning set forth in Article III below.

            "Subsidiary" means Hygienetics Environmental Services, Inc., a California corporation, all of the issued and outstanding shares of capital stock of which are owned by the Company.

            "Subsidiary Merger" means the merger of the Subsidiary with and into the Company.

            "Tax" and "Taxes" means all taxes, charges, fees, levies or other assessments imposed by any federal, state, local or foreign taxing authority, whether disputed or not, including without limitation, income, profits, gross receipts, capital, estimated, excise, occupational, custom, duty, ad valorem, value-added, stamp, property, sales, transfer, withholding, real estate, use, employment, payroll, alternative or add-on minimum, environmental (including Taxes under Section 59A of Code) and franchise taxes and such terms shall include any interest, penalties or additions attributable to or imposed on or with respect to such assessments and any expenses incurred in connection with the settlement of any tax liability.

            "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                                   ARTICLE II

                                PURCHASE AND SALE

      II.1 Purchase and Sale.

      (a) General. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from Seller and Seller agrees to sell, transfer, convey, assign and deliver to the Buyer, all of the Acquired Assets at the Closing for the consideration specified below in Section II.2.

      (b) Assumption of Liabilities. On and subject to the terms and conditions of this Agreement, the Buyer agrees to assume and become responsible for the Assumed Liabilities at the Closing.

      II.2 Cash Purchase Price.

      (a) Subject to adjustment as set forth in Section II.3, at the Closing (as defined in Section II.6), as consideration for the purchase of the Acquired Assets, Buyer agrees to pay in aggregate:

            (i) Fifty-One Million Nine Hundred Twenty-Three Thousand Dollars ($51,923,000), plus or minus, respectively;

            (ii) the amount equal to one hundred seven and one-half percent (107.5%) of the amount by which the Estimated Closing Date Net Assets (as defined in Section II.3) as determined in accordance with Section II.3 below exceeds or fails to equal Ten Million Two Hundred Thousand Dollars ($10,200,000). The above consideration, in the aggregate, is hereinafter referred to from time to time as the "Cash Purchase Price."

      (b) The Cash Purchase Price shall be paid on the Closing Date by wire transfer in immediately available funds to the account designated by the Seller in a written notice delivered to Buyer at least 5 Business Days (as defined in Section II.3) prior to the Closing Date (as defined in Section II.6);

      (c) (i) If the Company shall be awarded the Software Engineering and Technical Support ("SWEATS") contract at Fort Huachuca upon the terms of the bid proposal submitted by the Company in effect as of November 25, 1997, or awarded the SWEATS contract based on such bid as amended after the date of this Agreement with the prior written consent of Buyer, in addition to the Cash Purchase Price, Buyer shall pay to the Seller as additional consideration for the Acquired Assets in aggregate an amount (the "SWEATS Payment") equal to (i) $3,762,500, if the SWEATS contract is awarded to the Company as a "prime" contractor, or (ii) $1,612,500, if the SWEATS contract is awarded to the Company as a subcontractor. The SWEATS Payment shall be paid by Buyer within 30 days following the later of (x) the Business Day following the expiration of the period to protest the SWEATS contract award and (y) the date of final resolution of any bid protest raised in respect of the award of the SWEATS contract. No payment shall be due from Buyer if any such bid protest is upheld.

      (d) The parties to this Agreement agree to allocate the Purchase Price in accordance with the rules under Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The parties recognize that the Purchase Price does not include Buyer's acquisition expenses and that Buyer will allocate such expenses appropriately. The Seller and Buyer agree to act in accordance with such allocations (including any modifications thereto reflecting any post-closing adjustment of the Purchase Price pursuant to Sections II.3 and II.4, as applicable) in any relevant Tax returns or filings, including any forms or reports required to be filed pursuant to Section 1060 of the Code, the Treasury Regulations promulgated thereunder or any provisions of local, state and Commonwealth law ("1060 Forms"), and to cooperate in the preparation of any 1060 Forms and to file such 1060 Forms in the manner required by applicable law.

      II.3 Adjustment of Cash Purchase Price.

      (a) Preparation of Estimated Closing Statement of Net Assets. At least five Business Days prior to the Closing Date, the Seller shall cause to be delivered to Buyer a statement of estimated Acquired Assets and Assumed Liabilities (the "Estimated Closing Statement of Net Assets") as of the date three Business Days prior to the Closing Date. The Estimated Closing Statement of Net Assets shall be prepared in the same manner and in accordance with the procedures that the Closing Statement of Net Assets is to be prepared pursuant to Section II.3(c), except that it shall be unaudited. The term "Estimated Closing Date Net Assets" shall mean the book value of the Acquired Assets set forth on the Estimated Closing Statement of Net Assets in excess of the amount of the Assumed Liabilities set forth on the Estimated Closing Statement of Net Assets, determined in accordance with the procedures set forth in Section II.3(c). For the purposes of this Agreement, "Business Day" means any day that is not a Saturday, Sunday or day in which banks in New York, New York or San Francisco, California are authorized or obligated by law or governmental action to close.

      (b) Calculation of Adjustment. The Cash Purchase Price shall be (i) increased by one hundred seven and one-half percent (107.5%) of the amount that the Closing Date Net Assets (as hereinafter defined) is greater than the Estimated Closing Date Net Assets; or (ii) decreased by one hundred seven and one-half percent (107.5%) of the amount that the Closing Date Net Assets is less than the Estimated Closing Date Net Assets. The term "Closing Date Net Assets" as used herein shall mean the book value of the Acquired Assets set forth on the Final Closing Statement of Net Assets (as hereinafter defined) in excess of the amount of the Assumed Liabilities set forth on the Final Closing Statement of Net Assets, determined in accordance with the procedures set forth in Section II.3(c). The amount of any decrease or increase to the Cash Purchase Price pursuant to this Section II.3(b) plus interest from the Closing Date at the Prime Rate (as hereinafter defined) shall be paid by the Seller or Buyer, as the case may be, by wire transfer in immediately available funds within five (5) Business Days after the Final Closing Statement of Net Assets agreed to on behalf of the Seller and Buyer or is determined by the Neutral Auditor (as hereinafter defined). For purposes of this Agreement, "Prime Rate" means the rate of interest announced from time to time by Bank of America as its prime rate of interest.

      (c) Preparation of Closing Statement of Net Assets. As soon as practicable, and in any event within thirty (30) days after the Closing Date, the Buyer shall cause to be prepared a statement of net assets for the Business consisting of the Acquired Assets and the Assumed Liabilities, as of the close of business on the date three (3) Business Days prior to the Closing Date determined on a pro forma basis as if the parties to the Ilex Agreement had not consummated the transactions contemplated thereby on such date (the "Closing Statement of Net Assets"). The Closing Statement of Net Assets will be prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a basis consistent with the September Balance Sheet through full application of the policies and procedures used in preparing the September Balance Sheet and with changes in contract estimates at completion ("EAC's") and estimates to complete ("ETC's") determined on a basis consistent with the method used for the determination of the September Balance Sheet, and will, at the option of the Buyer, be audited by an independent public accounting firm selected by Buyer (the "Auditor"). The Closing Statement of the Net Assets shall be accompanied by an Auditor's report based upon the audit of the Audited Closing Statement of Net Assets stating that such statement presents fairly, in all material respects, the Acquired Assets and Assumed Liabilities presented on such statement as provided for in this Agreement at the third Business Day prior to the Closing Date in conformity with GAAP consistently applied with the September Balance Sheet, except as modified by any modification which is mutually agreed upon by the parties hereto. Buyer shall provide the Auditor access to the Books and Records as may reasonably be required for the preparation of the Closing Statement of Net Assets. Buyer shall be responsible for the costs and expenses of the Auditor in preparing the Closing Statement of Net Assets.

      II.4 Post-Closing Payment.

      (a) As additional consideration for the Acquired Assets ("Additional Consideration"), Buyer shall make the payments or deliveries to the Seller required pursuant to this Section II.4. With respect to each of fiscal years of the Acquired Company ending December 31, 1998, 1999 and 2000, respectively. Buyer shall pay to the Seller in aggregate for any such fiscal year an amount in cash (subject to Section II.4(c)) equal to the product of (i) $3,000,000 for 1998, $3,300,000 for 1999 and $3,630,000 for 2000 and (ii) a percentage (the
"Percentage") calculated by dividing (x) EBIT (as defined below) for the Acquired Company for each in each of fiscal 1998, 1999 and 2000 by (y) $8,800,000 for 1998, $10,300,000 for 1999 and $12,300,000 for 2000, respectively provided that the maximum Percentage for any fiscal year shall be 120%.

No Additional Consideration will be due to the Seller under this Section II.4 in respect of any fiscal year if the Percentage for that fiscal year shall be less than 60%. "EBIT" means for any fiscal year operating income of the Acquired Company before interest and income taxes; provided that for purposes of calculating EBIT there shall be eliminated (i) the effect of any purchase accounting adjustments (including any increase in depreciation or amortization of tangible or intangible assets of the Business resulting from a write-up of the Acquired Assets for accounting purposes) in connection with the acquisition of the Company, (ii) all costs and expenses paid in connection with financing and refinancing the purchase of the Company, (iii) all operating income, if any, attributable to the SWEATS contract, (iv) all gains (or losses) from extraordinary items and investments, (v) the cumulative effect of changes in accounting principles and (vi) the effect (whether revenue or expense) as a result of any allocation by Buyer of any Buyer-incurred general and administration expenses or management fees (but only to the extent such allocation of expenses or fees exceeds amounts which would be an expense of the operation of the Acquired Company on a stand-alone basis consistent with the Company's method of operation prior to February 10, 1998). In the event of the disposition or discontinuation of any of the Acquired Company's current businesses or operations or the addition of any business or operation to the Acquired Company, the target EBIT amount referred to above shall be adjusted appropriately (determined in good faith by the Buyer, in consultation with the Seller) to reflect such disposition, discontinuation or addition, for purposes of calculating the Percentage.

      (b) For each of the 1998, 1999 and 2000 fiscal years, Buyer shall, no later than 45 days following the availability of financial statements for such period, prepare and deliver to Seller a report (the "EBIT Report") reflecting in reasonable detail Buyer's calculation of EBIT for the applicable fiscal year (including any adjustments to Buyer's financial statements made in connection with such calculation), together with a copy of the financial statements from which such calculation is derived. EBIT will be calculated in accordance with GAAP applied on a basis consistent with the Financial Statements (as defined in Section II.6) and with changes to EAC's and ETC's determined on a basis consistent with the methods used in the Financial Statements.

      (c) Any payment of Additional Consideration with respect to any fiscal year shall be payable to the Seller within 30 days after the date on which the calculation of EBIT for such fiscal year shall have been finally determined pursuant to this Section II.4 and Section II.5; provided that no such payment of Additional Consideration (except portions thereof as to which Early Cash Payment Elections (as defined in Section II.4(e)) have been received by Buyer in accordance with Section II.4(e)) with respect to any fiscal year shall be payable by Buyer pursuant to this Section II.4 prior to the earlier of (i) the date 60 days following the completion of the initial sale to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any similar or successor form) (the "Initial Public Offering") filed under the Securities Act of 1933, as amended (the "Securities Act"), of shares of the Class A Common Stock, par value $.0l per share of L-3 Communications Holdings Inc. ("Holdings") (or such other class of common stock of Holdings issued to the holders of such Class A Common Stock in connection with a reclassification thereof) ("Class A Common Stock") and (ii) September 30, 2001. Seller shall not be permitted to elect to receive shares in lieu of Additional Consideration for any fiscal year in an amount less than $250,000 unless the Seller is electing to receive shares for all of such Additional Consideration for such fiscal year. Each cash payment pursuant to this Section
II.4 shall be made by wire transfer of immediately available funds to the account designated by the Seller in a written notice to Buyer given at least 5 Business Days prior to the date of payment.

      (d) Prior to the date of any payment of Additional Consideration pursuant to Section II.4(b) (other than payments pursuant to Early Cash Payment Elections), Buyer shall offer the Seller the opportunity to elect to receive, in lieu of such payment, any Additional Consideration in the form of shares of Freely Tradable (as defined below) Class A Common Stock. Such offer of such shares shall be made in a transaction meeting the requirements of the Securities Act (and any applicable state securities laws). The number of shares of Class A Common Stock to be delivered if the Seller elects to receive such shares pursuant to such offer shall be determined by dividing (i) the amount of such payment of Additional Consideration by (ii) $20 to the extent such Additional Consideration relates to fiscal 1998, $22 to the extent such Additional Consideration relates to fiscal 1999 and $24.20 to the extent such Additional Consideration relates to fiscal 2000. In the event of any change in the outstanding Class A Common Stock by reason of stock split, stock combination, reclassification or similar event, the number of shares to be delivered pursuant to the preceding sentence shall be adjusted appropriately (e.g., if the outstanding shares of Class A Common Stock are split on a two-for-one basis, the $20, $22 and $24.20 amounts referred to in clause (ii) would be adjusted to be $10, $11 and $12.10, respectively). In the event that the Initial Public Offering is not completed by August 1, 2001, no offer to elect to receive shares of Class A Common Stock shall be made pursuant to this Section II.4(d). If the Seller elects to receive shares pursuant to this Section II.4(d) such shares will be delivered by registered mail to the address designated by the Seller in a written notice to Buyer given at least five (5) Business Days prior to the date of delivery. No fractional shares of Class A Common Stock will be issuable pursuant to this Section II.4. In lieu thereof, any person who would otherwise be entitled to a fractional share pursuant to the provisions hereof shall receive an amount in cash equal to the amount of Additional Consideration which would have been payable in cash with respect to such fraction. For purposes of this Section II.4, "Freely Tradable" shall mean Class A Common Stock which (a) may be sold (without legal restriction) to any member of the public, including a sale by or through a securities exchange and/or broker-dealer, without the necessity of (I) obtaining an opinion of counsel, obtaining permission or authorization of the United States Securities & Exchange Commission or any state securities administrator, (II) providing any advance notice to any such body or
(III) taking other action to remove any legend or legend condition applicable to such shares of Class A Common Stock that would delay the sale thereof and (b) is not subject to any material delay in attempting the sale thereof on a public securities exchange due to any attribute of the Class A Common Stock.

      (e) At any time and from time to time, the Seller shall have the right, by written notice (an "Early Cash Payment Election") to Buyer, to elect to require Buyer to pay to the Seller the cash amount of any Additional Consideration payable to the Seller pursuant to Section II.4(c), with the date of payment being determined pursuant to the first sentence of such Section without regard to the proviso thereto.

      (f) Upon a Change of Control (as hereinafter defined) that occurs prior to the earlier to occur of the dates referred to in clauses (i) and (ii) of the proviso to the first sentence of Section II.4(c), the Seller shall receive in connection with such Change of Control all Additional Consideration payable to the Seller pursuant to Section II.4(c) but not then paid by reason of the proviso contained in the first sentence of such Section prior to the date of such Change of Control the amount and kind of consideration the Seller would have received in respect of the shares of Class A Common Stock which the Seller would have been entitled to elect to receive pursuant to subsection (d) of this
Section II.4 if there had been an Initial Public Offering immediately prior to the date of the Change of Control. Such amount shall be payable at such time as the holders of Class A Common Stock receive consideration in connection with such Change of Control. In the event of a Change of Control, notwithstanding anything to the contrary contained herein, any Additional Consideration which becomes payable pursuant to Section II.4(c) following the date of such Change of Control shall be payable in cash.

      For purposes of this Section II.4(f), "Change of Control" shall mean (i) an acquisition by any person (other than stockholders of Holdings as of the Closing Date or any of their affiliates) of more than 50% of the combined voting power of the outstanding voting securities entitled to vote generally of Holdings or (ii) the sale of substantially all of the direct or indirect assets of Holdings to any person (other than stockholders of Holdings as of the Closing Date or any of their affiliates).

      (g) The rights of the Seller under this Section II.4 shall be assignable (in whole or in part) by Seller, subject to the following requirements: (i) any such assignment shall be made prior to the date six months following the Closing Date; (ii) if such assignment is to more than one person or entity, (1) any payment or delivery pursuant to this Section II.4 shall be pro rata, based on the relative percentage of Additional Consideration to which such person or entity is entitled hereunder, (2) the $250,000 limitation contained in Section II.4(c) shall apply to each such person or entity and (3) adequate provision shall be made in connection with such assignment so that one assignee in connection with any disputes concerning the calculation and determination of any amounts payable pursuant to this Section II shall be authorized to resolve any and all disputes with the Buyer on behalf of all assignees; and (iii) notwithstanding any such assignment, the right of offset against Seller referred to in the last sentence of Section VI.2(a) shall continue to apply notwithstanding such assignment (i.e., a claim against the Seller under Section
VI.2 may be satisfied by exercising such right of offset against amounts due to an assignee of Seller).

      II.5 Dispute Resolution.

      (a) Review of Closing Statement of Net Assets and EBIT Report. After receipt of the Closing Statement of Net Assets or the EBIT Report, Buyer or the Seller, as the case may be, shall have thirty (30) days to review it. Buyer or the Seller, as applicable, and their respective authorized representatives shall have full access to all Books and Records and employees of the Company and, with respect to the Closing Statement of Net Assets, the Auditor to the extent required to complete their review of the Closing Statement of Net Assets or the EBIT Report, as applicable, including Auditor work papers used in preparation or the Closing Statement of Net Assets. Unless the Buyer delivers written notice to the Seller, or the Seller delivers written notice to Buyer, on or prior to, the 30th day after receipt of the Closing Statement of Net Assets or the EBIT Report specifying in reasonable detail all disputed items and the basis therefor, the parties shall be deemed to have accepted and agreed to the Closing Statement of Net Assets or the EBIT Report. The parties shall, within thirty (30) days following the date of such notice (the "Resolution Period"), attempt to resolve their differences and any resolution by them as to any disputed amount shall be final, binding, conclusive and nonappealable for all purposes under this Agreement.

      (b) Resolution. If at the conclusion of the Resolution Period the parties have not reached an agreement on the objections, then all amounts remaining in dispute may, at the election of either party, be submitted to Price Waterhouse or another large international accounting firm not otherwise engaged by either party (the "Neutral Auditor"). Each party agrees to execute if requested by the Neutral Auditor, a reasonable engagement letter. All fees and expenses relating to the work, if any, to be performed by the Neutral Auditor shall be borne equally by the Seller and Buyer, unless the Neutral Auditor finds one party acted in bad faith in which case that party pays all such fees and expenses. Except as provided in the preceding sentence, all other costs and expenses incurred by the parties in connection with resolving any dispute hereunder before the Neutral Auditor shall be borne by the party incurring such cost and expense. The Neutral Auditor shall act as an arbitrator to determine, based solely on the presentations by the Seller and Buyer, and not by independent review, only those issues still in dispute. The Neutral Auditor's determination shall be made within thirty (30) days of its engagement (which engagement shall be made no later than five (5) business days after an election by either party to submit the objections to the Neutral Auditor) or as soon thereafter as possible, shall be set forth in a written statement delivered to the Seller and Buyer and shall be final, binding, conclusive and nonappealable for all purposes hereunder. The term "Final Closing Statement of Net Assets" shall mean the definitive Closing Statement of Net Assets agreed to in accordance with Section II.5(a) or the definitive Closing Statement of Net Assets resulting from the determination made by the Neutral Auditor in accordance with this Section II.5(b).

      II.6 Closing.

      (a) Subject to satisfaction or waiver of the conditions to closing set forth in Articles VII, VIII and IX, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the local close of business, or such other time as the parties may mutually agree (the "Effective Time") on February 26, 1998, at the offices of Pillsbury Madison & Sutro LLP, 235 Montgomery Street, San Francisco, California, or at such other date and place as the parties may mutually agree (the "Closing Date").

      (b) At the Closing (i) Seller will execute, acknowledge (if appropriate), and deliver to the Buyer (A) an assignment of lease(s), in reasonable customary form, (B) such other instruments of sale, transfer, conveyance, and assignment as the Buyer and its counsel may reasonably request; and (C) an Assignment of Non-Competition Agreements in the form attached hereto as Exhibit VIII.5 (the "Assignment of Non-Competition Agreements"); (ii) the Buyer will execute, acknowledge (if appropriate), and deliver to Seller such instruments of assumption as Seller and its counsel reasonably may request; (iii) the Buyer will deliver to Seller the consideration specified in sections II.2 and II.3 herein; and (iv) the Buyer and Seller will execute and deliver an Assignment of Escrow Agreement, in the form attached hereto as Exhibit VIII.2 (the "Assignment of Escrow").

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller represents and warrants to the Buyer as follows (except as specified to the contrary in the disclosure schedule prepared by Seller and attached hereto as Exhibit A (the "Seller's Schedule"). The Seller's Schedule is arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article III):

      III.1 Due Organization of Seller; Authorization; Title to Acquired Assets. Seller is a trust duly organized and is validly existing and in good standing under the laws of the State of Connecticut. Seller has all requisite trust power and authority to execute, deliver and perform its obligations under this Agreement, the Assignment of Non-Competition Agreements and the Assignment of Escrow Agreement (collectively, the "Transaction Documents"), and consummate all the transactions in the manner contemplated by the Transaction Documents. This Agreement has been and, when delivered, the remainder of the Transaction Documents will have been, duly executed and delivered by Seller and duly authorized and approved by all necessary action on the part of Seller. This Agreement constitutes and, when delivered, the remainder of the Transaction Documents will constitute, the valid and binding obligations of Seller, enforceable against Seller in accordance with its or their terms, subject to bankruptcy and similar laws and equitable principles regarding the enforcement of contracts. As of the Closing Date, following Seller's acquisition of the Company pursuant to the Stock Purchase Agreement, the Company will be dissolved in accordance with applicable law and all of its assets and Liabilities will be distributed to Seller. Seller does not have and will not as of Closing Date have any Liabilities other than the Assumed Liabilities except as set forth in
Section III.1 of the Seller's Schedule. At the Closing, the Seller will hold the entire legal, equitable and beneficial title (in the case of assets owned by the Acquired Company) and interest in the assets of the Company and the Subsidiary and will transfer to Buyer good title to the Acquired Assets, free and clear of all liens, claims, encumbrances and restrictions of any kind or nature whatsoever ("Liens").

      III.2 Requisite Consents; Nonviolation. The execution, delivery and performance of this Agreement by Seller and, when delivered, the execution, delivery and performance of the remainder of the Transaction Documents by Seller do not on the date hereof and will not on the Closing Date (a) require the consent, approval or authorization of any governmental person or entity or other third party (except such approvals or filings as may be required to comply with applicable state securities and antitrust laws), (b) violate or conflict with the trust agreement under which Seller is organized, (c) constitute a default under, violate or conflict with, result in the acceleration of or give rise to any party the right to terminate, modify or cancel, or result in the loss of any rights, privileges, options or alternatives under or result in the creation of any Liens on any assets of the Company or the Subsidiary under or require the consent of any other party to any material contract, note, lease, mortgage or other agreement or instrument to which the Seller or the Company or the Subsidiary is a party or by which the Seller or the Company or the Subsidiary is bound or to which any Seller, the Company or the Subsidiary or any of their respective properties is subject (except any Liens held by Seller's lender which Liens shall be released at or prior to Closing) or (d) violate or conflict with the charter documents of the Company or the Subsidiary or any material statute, ordinance, rule, regulation, order, judgment or degree of any court or governmental or regulatory agency or authority applicable to the Seller or the Company or the Subsidiary or by which any of their respective properties or assets may be bound.

      III.3 Due Organization of the Company and the Subsidiary.

      The Company and the Subsidiary (i) have been duly organized and are validly existing and in good standing as corporations under the laws of the State of California, (ii) except as set forth in Section III.3 of the Seller's Schedule, are duly qualified to do business in and are in good standing under the laws of every jurisdiction where each of them is required to be so qualified, except where the failure to be so qualified would not materially adversely affect their properties, assets, results of operations or financial condition and (iii) have all requisite corporate power and authority to own or lease and to operate their properties and carry on the Business.

      III.4 Acquired Assets. The Acquired Assets constitute all of the property and assets necessary to conduct the business of the Company and the Subsidiary as currently conducted and as conducted immediately prior to the Subsidiary Merger.

      III.5 Subsidiaries, etc. The Company does not, directly or indirectly, own or control any equity interest in any corporation, partnership, joint venture or other legal entity other than, prior to the Subsidiary Merger, its ownership of all of the outstanding capital stock of the Subsidiary.

      III.6 Financial Data. Buyer has been provided with (a) the unaudited consolidated balance sheet of the Company at September 30, 1997 (the "September Balance Sheet"), together with the related unaudited consolidated statements of income and shareholders equity for the nine-month period ended September 30, 1997, and (b) the audited consolidated balance sheets of the Company at December 31, 1996 and 1995, together with the related unaudited consolidated statements of income and shareholder equity and the notes thereto (the "Financial Statements"). The Financial Statement are in accordance with the Company's books and records, have been prepared in accordance with GAAP, consistently applied, and fairly present the financial position of the Company and the Subsidiary as of their respective dates and the results of the Company's and the Subsidiary's operations for the periods then ended.

      III.7 No Material Changes. Since September 30, 1997, there has not been
(a) any material adverse change (or any event specifically relating to the Company that would reasonably be expected to result in such a change) in the business, financial condition or results of operations of the Acquired Company, or any change that could materially delay or impair the ability of Seller to effect the Closing on materially and adversely affect the operation of the business of the Acquired Company after the Closing Date as the Company had been operated immediately prior to Seller's acquisition thereof pursuant to the Stock Purchase Agreement, (b) any damage, destruction or loss (whether or not covered by insurance) individually or in the aggregate in excess of $100,000; (c) any labor dispute or any labor union organizing activity, or any actual or threatened strike, work stoppage, slowdown or lockout, or any material change in its relationship with employees, customers, distributors or suppliers; (d) any sale, lease, transfer or other disposition of any asset of the Company or the Subsidiary having a fair material value in excess of $l00,000 or for proceeds in excess of $100,000; or (e) army discharge or satisfaction of any obligation or liability of the Company or the Subsidiary other than in the ordinary course of business in accordance with the terms of such obligation or liability.

      Since September 30, 1997, except in connection with the transactions contemplated hereby, neither the Company nor the Subsidiary has engaged in any of the following transactions, (i) issued or committed to issue any shares of common stock (except upon exercise of duly issued stock options which were outstanding as of such date) or other ownership interest of the Company or the Subsidiary, or any obligations, understanding or commitment regarding the issuance of capital stock or any option, right, warrant or other security exercisable or exchangeable for or convertible into capital stock of the Company or the Subsidiary, (ii) redeemed, purchased or otherwise acquired or committed to acquire any shares or other ownership interest of the Company or the Subsidiary, (iii) effected a split or reclassification of any shares of the Company or the Subsidiary or a recapitalization of the Company or the Subsidiary, (iv) made any change in the compensation of, or increased benefits available to, any officer, other employee, sales agent or representative of the Company or the Subsidiary under any bonus or pension plan or other contract or commitment, or paid or agreed or promised to pay, whether conditionally or otherwise, any bonus, incentive, retention or composition, or increased or agreed or promised to increase any retirement, welfare, fringe or severance benefits or vacation pay, to or in respect of any officer, other employee, sales agent or representative of the Company or the Subsidiary, other than, with respect to any employee other than officers, in the ordinary course of business and consistent with past practice, (v) incurred, assumed or guaranteed any obligation or liability, whether absolute, accrued, contingent or otherwise, or any indebtedness for borrowed money, except current liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of the business consistent with past practice,
(vi) mortgaged, pledged or subjected to any lien any property or assets, tangible or intangible of the Company or the Subsidiary, (vii) transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any Intellectual Property, or modified any existing rights with respect thereto, (viii) received any notice of termination or of default or breach of any material contract, lease or other agreement, (ix) made any capital expenditures, or commitments to make any capital expenditure in excess of $250,000 in the aggregate (x) entered into any transaction, contract or commitment with any affiliate of the Company or (xi) entered into any transaction, contract or commitment other than in the ordinary course of business.

      III.8 Undisclosed Liabilities. The Acquired Company has no debts, claims, liabilities or obligations (whether absolute, contingent or otherwise) which are material to the Acquired Company, except for (a) those reflected, reserved against or otherwise disclosed in the September Balance Sheet or the notes thereto and not heretofore paid or discharged or (b) those incurred in, or as a result of, the ordinary course of business of the Company and the Subsidiary since the date of the September Balance Sheet to the extent reflected in the Closing Statement of Net Assets.

      III.9 Governmental Authorizations; Compliance with Law.

      (a) The Acquired Company has all material governmental licenses, permits, approvals and other governmental authorizations necessary to permit the operation of the business of the Company as presently conducted and is in compliance in all material respects with such governmental licenses, permits, approvals and other governmental authorizations. Section III.9 of the Seller's Schedule sets forth a complete and accurate list of all such governmental licenses, permits, approvals and other governmental authorizations.

      (b) The Acquired Company is in compliance in all material respects with all laws, statutes, ordinances, rules, regulations, orders, judgements or degrees applicable to it and its business and none of Seller, the Company or the Subsidiary has received any notice that any violation or potential violation or any action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against the Company or the Subsidiary alleging failure to comply.

      III.10 Litigation. There is no pending or, to the Knowledge of the Seller, threatened action, suit, arbitration proceeding or investigation in any court or before any governmental commission or agency against the Company or the Subsidiary seeking unspecified damages, damages in excess of $50,000, or injunctive or other equitable relief. There is no order, judgment or decree of any court or governmental authority or agency which specifically applies to the Company or the Subsidiary except as listed in Section III.10 of the Seller's Schedule.

      III.11 Employee Benefit Plans.

      (a) Section III.11 of the Seller's Schedule contains a true and complete list of each "employee benefit plan" (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, without limitation, multi-employer plans within the meaning of ERISA section 3(37)), stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), whether formal or informal, oral or written, legally binding or not, under which any employee or former employee of the Company or its Subsidiary has any present or future right to benefits or under which the Company or its Subsidiary has any present or future liability. All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the "Company Plans".

      (b) With respect to each Company Plan, the Seller has delivered to the Buyer a current, accurate and complete copy (or, to the extent no such copy exists, an accurate summary thereof) and, to the extent applicable; (i) any related trust agreement or other funding instrument; (ii) the most recent determination letter, if applicable; (iii) any summary plan description and other written communications (or a description of any oral communications) by the Company or its Subsidiary to their employees concerning the extent of the benefits provided under a Company Plan; and (iv) for the three most recent years
(A) the Form 5500 and attached schedules, (B) audited financial statements, (C) actuarial valuation reports and (D) attorney's response to an auditor's request for information.

      (c) (i) Each Company Plan has been established and administered in accordance with its terms, and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations; (ii) each Company Plan which is intended to be qualified within the meaning of Code section 401(a) is so qualified and has received a favorable determination letter as to its qualification, and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; (iii) no event has occurred and no condition exists that would subject the Company or its Subsidiary, either directly or by reason of their affiliation with any member of their "Controlled Group" (defined as any organization which is a member of a controlled group of organizations within the meaning of Code sections 414(b), (c), (m) or (o)), to any tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable laws, rules and regulations; (iv) for each Company Plan with respect to which a Form 5500 has been filed, no material change has occurred with respect to the matters covered by the most recent Form since the date thereof; (v) no "reportable event" (as such term is defined in ERISA section
4043), "prohibited transaction" (as such term is defined in ERISA section 406 and Code section 4975) or "accumulated funding deficiency" (as such term is defined in ERISA section 302 and Code section 412 (whether or not waived)) has occurred with respect to any Company Plan; and (vi) no Company Plan provides retiree welfare benefits and neither the Company nor its Subsidiary have any obligations to provide any retiree welfare benefits.

      (d) None of the Company Plans is subject to Title IV of ERISA and none of the Company Plans is a multi-employer Plan (within the meaning of Section 400l(a)(3) of ERISA).

      (e) With respect to any Company Plan, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or threatened, (ii) to the Knowledge of Seller, no facts or circumstances exist that could give rise to any such actions, suits or claims, and (iii) no written or oral communication has been received from the PBGC in respect of any Company Plan subject to Title IV of ERISA concerning the funded status of any such plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein.

      (f) No Company Plan exists that could result in the payment to any present or former employee of the Company or its Subsidiary of any money or other property or accelerate or provide any other rights or benefits to any present or former employee of the Company or its Subsidiary as a result of the transaction contemplated by this Agreement, whether or not such payment would constitute a parachute payment within the meaning of Code section 280G.

      III.12 Intellectual Property. Each of the Company and the Subsidiary owns or has the right to use all Intellectual Property necessary to conduct their businesses substantially as such businesses are currently conducted. All of the material Intellectual Property owned by the Company and the Subsidiary that has been issued or registered by or filed with any Governmental Authority (as defined in Section III.25(b)) and all material license agreements in which the Company or the Subsidiary is the licensee of Intellectual Property or by which the Company or the Subsidiary permits any person to use the Intellectual Property owned by it are listed in Section III.12(a) of the Seller's Schedule. As of the date hereof and at the Closing, all Intellectual Property licenses are and will be in full force and effect in accordance with their terms, and are and will be free and clear of any Liens. Except as set forth in Section III.12(b) of the Seller's Schedule, (i) all of the Intellectual Property owned or used by the Company or the Subsidiary is valid, subsisting and unexpired, has not been abandoned, and is not the subject of any Lien; (ii) no judgment, decree, injunction, rule or order has been rendered by any court, tribunal or other government entity which would limit, cancel or question the validity of, or the Company or the Subsidiary's rights in and to, any Intellectual Property; (iii) the Company has taken adequate steps to protect, maintain and safeguard its Intellectual Property and its rights therein including any Intellectual Property for which improper or unauthorized disclosure would impair its value or validity, and has executed appropriate agreements (including nondisclosure agreements and employee assignments) and made appropriate filings and registrations in connection with the foregoing, (iv) there is no claim or demand pertaining to, or any proceeding which is pending, or to the Knowledge of the Seller, threatened that challenges the rights of the Company or the Subsidiary to or the validity of any of its Intellectual Property or claims that a default exists under license by the Company or the Subsidiary of Intellectual Property and (v) to the Knowledge of Seller, none of the Company's or the Subsidiary's Intellectual Property is being infringed or otherwise impaired by third parties.

      "Intellectual Property" means all intellectual property, including without limitation all (i) inventions, discoveries, processes, formulae, designs, methods, techniques, procedures, concepts, developments, technology, new and useful improvements thereof and know-how relating thereto, whether or not patented or eligible for patent protection; copyrights and copyrightable works, including computer applications, programs, software, databases and related items; trademarks, service marks, trade names, brand names, corporate names, logos and trade dress, the goodwill of any business symbolized thereby, and all common-law rights relating thereto; trade secrets and other confidential information; (ii) registrations, applications, recordings, and licenses or other similar agreements related to the foregoing; (iii) rights to sue at law or in equity for any infringement or other impairment of the foregoing occurring prior to the Closing Date, including the right to receive all damages and proceeds therefrom; and (iv) rights to obtain reissues, re-examinations, continuations, continuations-in-part, divisions, extensions, renewals or other legal protections pertaining to the foregoing.

      III.13 Real and Personal Property. (a) Section III.13 of the Seller's Schedule contains a list of all real and personal property owned or leased by the Company and the Subsidiary as of the date hereof having, in the case of leased property, an annual lease obligation in excess of $10,000 or, in the case of owned property, a fair market value in excess of $100,000. The Company has good, valid and marketable title to such owned property. Each lease covering leased real property is a legal, valid and binding agreement enforceable in accordance with its terms and there is not under any of such leases any existing default on the part of the Company or the Subsidiary or, to the Knowledge of Seller, any other party thereto nor any facts that would, with the passage of time or notice, or both, constitute such a default.

      (b) All material property and assets owned or utilized by the Company and the Subsidiary are in good standing condition and repair (except for ordinary wear and tear), free from any material defects (except such minor defects as do not materially interfere with the use thereof in the conduct of normal operations), have been maintained consistent with standards generally followed in the industry and are sufficient to carry on the business of the Company and the Subsidiary as presently conducted. All buildings, plants and other structures utilized by the Company and the Subsidiary are in good condition and repair (except for ordinary wear and tear).

      (c) The Company and the Subsidiary enjoy peaceful and quiet possession of the real property owned or leased by the Company and the Subsidiary. Buyer has been provided with a true and complete copy of each lease and all amendments thereto pertaining to any leased real property. The rental set forth in each lease is the actual rental being paid, and there are not separate agreements or understandings with respect to the same. Except as listed in Section III.13(c) of the Seller's Schedule, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby shall cause a default under any lease or require prior written consent of any landlord under any lease.

      III.14 Insurance. Section 111.14 of the Seller's Schedule lists all material insurance policies in force with respect to the Company, the Subsidiary and their respective employees and directors. Such policies are in full force and effect and all premiums due thereon have been paid or accrued. No notice of cancellations, terminations or reductions of coverage, and no notice of intention to cancel, terminate or reduce coverage, has been received by the Company or the Subsidiary.

      III.15 Tax Matters.

      (a) Tax Returns Filed and Taxes Paid. All Tax Returns required to be filed by the Company have been duly filed on a timely basis and all Taxes shown to be payable on the Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis or are being disputed in good faith by the Company. All Tax Returns filed by the Company are true and correct in all material respects.

      (b) Tax Reserves. The Company's liability for unpaid Taxes for all periods ending before the date of this Agreement has been reserved or accrued for in the Financial Statements (other than reserves or accruals for deferred income Taxes established to reflect differences between book basis and Tax basis of assets and liabilities), applicable to all periods ending on or before the Closing Date in conformity with GAAP. The Company's liability for unpaid Taxes for all periods ending on or before the Closing Date will be reserved for or accrued for in the Closing Statement of Net Assets in conformity with GAAP (other than reserves or accruals for deferred income Taxes established to reflect differences between book basis and Tax basis of assets and liabilities).

      (c) Tax Returns Furnished. For all periods ending on and after December 31, 1992, Buyer has been provided access to true and complete copies of (i) relevant portions of income tax audit reports, statements of deficiencies, closing or other agreements received by the Company or Seller or on behalf of the Company or Seller relating to Taxes, and (ii) all pro-forma separate federal and state income or franchise tax returns for the Company and Seller.

      (d) Tax Deficiencies; Audits; Statutes of Limitations. No deficiencies have been asserted with respect to Taxes of the Company. The Company is not a party to any action or proceeding for assessment or collection of Taxes, nor has such event been asserted or threatened against the Company or any of its assets. No waiver or extension of any statute of limitations is in effect with respect to Taxes or Tax Returns of the Company. Except as set forth in Section III.15 of the Seller's Schedule, the Tax Returns of the Company have not in the past four
(4) years been audited by a government or taxing authority, nor is any such audit in process, pending or threatened. There is no material agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes and no power of attorney with respect to any material Taxes of the Company has been executed or filed with any Governmental Authority, and, no power of attorney granted by or with respect to the Company relating to any material Taxes claimed to be due from the Company is currently in force. The Company has not executed or entered into a Closing agreement pursuant to section 7121 of the Code or any predecessor provisions thereof (or similar provision for purposes of state, local or foreign income taxes).

      (e) Tax Elections and Special Tax Status. The Company is not a party to any safe harbor lease within the meaning of Section 168(f)(8) of the Code, as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982. The Company is not a "consenting corporation" under Section 341(f) of the Code. The Company has not entered into any compensatory agreements with respect to the performance of services which payment thereunder would result in a nondeductible expense to the Company pursuant to Section 280G of the Code or any excise tax to the recipient of such payment pursuant to Section 4999 of the Code.

      (f) Tax Liens. There are no unpaid Taxes with respect to any period, or a portion thereof, ending on or before the Closing Date which are or could become a lien on the Acquired Assets, except for current Taxes not yet due and payable or reserved for in the Financial Statements.

      (g) Tax Sharing or Other Agreements. The Company is not a party to or bound by (nor will it become a party to or bound by on or prior to the Closing
Date) any Tax indemnity, Tax sharing, Tax allocation or similar agreement (whether or not written).

      (h) Sales Taxes. The Company (i) has collected all material sales and use Taxes required to be collected, and has remitted, or will remit, such Taxes as required by all applicable statutes and regulations, and (ii) regarding all exempt transactions for all periods open under the applicable statute of limitations as of the Closing Date, has maintained all such records and supporting documents, in all material respects in substantial compliance with all applicable sales and use Tax statutes and regulations.

      (i) FIRPTA. The Company is not, and for the applicable period specified in section 897(c)(1)(A)(ii) of the Code, has not been, a United States real property holding corporation under section 897 of the Code.

      (j) Affiliated Group Liability. The Company (and any predecessor) (i) has not been a member of an affiliated group filing a consolidated federal income Tax Return and (ii) has no liability for the Taxes of any person under Treasury Regulation section 1.1502-6(a) (or any analogous or similar provision of state, local or foreign law or regulation), as a transferee or successor, by contract, or otherwise.

      III.16 Environmental Matters.

      (a) For purposes of this Agreement, the following definitions shall apply:

            (i) "Hazardous Materials" shall include any hazardous substance, pollutant, contaminant, flammable explosives, radioactive materials and hazardous, toxic or dangerous wastes and any other chemicals, materials or substances which are identified, defined or regulated pursuant to any Hazardous Materials Laws, or the release, discharge or exposure to which is prohibited, limited or regulated by any federal, state or local government under Hazardous

Materials Laws and any petroleum, waste oil and petroleum by-products, asbestos in any form, urea formaldehyde.

            (ii) "Hazardous Materials Laws" shall mean all applicable laws, statutes, ordinances, rules, regulations, orders, judgements, or decrees relating to the protection of the environment, to human health and safety, or to any emission, discharge, generation, processing, storage, holding, abatement exercise, release, threatened release, arrangement for the disposal or transportation of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, as amended (42 U.S.C. Section 9601 et seq.); the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.); Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); and any so called "Superfund" law.

            (iii) "Environmental Report" shall mean any report, study, assessment, audit, or other similar document that addresses any issue of actual or potential noncompliance with, or actual or potential liability under or cost arising out of, any Environmental Law that may in any way affect the Company or the Subsidiary; provided, however, that "Environmental Report" shall not include any such document prepared by Subsidiary in the ordinary course of business for any of its clients.

      (b) Each of the Company and the Subsidiary is and, to the Knowledge of Seller, has been in compliance in all material respects with applicable Hazardous Materials Laws and has all environmental permits required for the handling, use, storage and disposition of Hazardous Materials under Hazardous Materials Laws that are applicable to its operations as presently conducted.

      (c) Neither the Company nor the Subsidiary has received any notice from any Governmental Authority that the Company or the Subsidiary is in violation of, or may be subject to liability under, any of the terms or conditions of Hazardous Materials Laws or the Company's or the Subsidiary's material environmental permits for the handling, use, storage or disposition of Hazardous Materials under Hazardous Materials Laws.

      (d) Buyer has been provided with true and complete copies of all Environmental Reports in the possession or control of Seller, the Company, or the Subsidiary.

      III.17 Contracts. Section 111.17 of the Seller's Schedule contains a complete list of the material agreements, contracts, commitments, proposals, orders, licenses, leases and other instruments ("Contracts") of the Company and the Subsidiary which (i) is made with any officer, director or stockholder of the Company or the Subsidiary, or with any affiliate or relative of any such officer, director or stockholder, (ii) is a contract of employment, consulting, agency or other similar agreement or arrangement relating to or for the benefit of employees, sales representatives, distributors, dealers, agents, independent contractors or consultants, (iii) is made with any labor union, or other labor organization, (iv) is a loan or other credit agreement, indenture, mortgage, letter of credit, security agreement, pledge agreement, deed of trust, bond, note, guarantee or other agreement or instrument relating to the borrowing of money or extension of credit in excess of $25,000, (v) requires, individually, annual payments of more than $50,000 or aggregate payments over the life of the contract of more than $250,000, (vi) is for a remaining term of more than one year and is not cancelable as to all its provisions upon 90 days or less notice without payment of any material penalty, (vii) provides in whole or in part for the use of, or limiting the use of, Intellectual Property, (viii) is a joint venture, partnership and other similar contract involving a sharing of profits or expenses (including but not limited to joint research and development and joint marketing, contracts), (ix) is an asset purchase agreement or other acquisition or investment agreement, (x) is a contract or arrangement with respect to the representation of the Company or the Subsidiary in foreign countries, (xi) restricts or limits in any manner the operation of the business of the Company or the Subsidiary, or (xii) is material to the business of the Company or the Subsidiary and was entered into outside of the normal course of business.

      Buyer has been provided with true and complete copies of each Contract so listed. The Company, the Subsidiary and, to the Knowledge of Seller, each of the other parties to the Contracts set forth in Section III.17 of the Seller's Schedule have in all respects performed all material obligations required to be performed by them under such Contracts and, no event has occurred which, after notice or lapse of time or both would constitute a default or an event of default that would give any other party to any such Contract the right to terminate or otherwise fail to perform its obligations under the Contracts. Each Contract is the legal, valid and binding obligation of the Company, the Subsidiary and, to the Knowledge of the Seller, the other parties thereto enforceable in accordance with its terms against the parties thereto. No consent of any third party is required under any Contract as a result of or in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

      III.18 Inventory. All inventory of the Company and the Subsidiary consists of a quality and quantity consistent with good business practices net of any reserves reflected in (i) the case of inventory on the date hereof, the September Balance Sheet or (ii) the Closing Statement of Net Assets in the case of inventory on the Closing Date and are salable in the ordinary course consistent with past practice.

      III.19 Accounts Receivable. The accounts receivable of the Company and the Subsidiary reflected in the September Balance Sheet represent bona fide sales actually made in the ordinary course of business, and have been properly accrued in accordance with GAAP, net of any reserves reflected in the September Balance Sheet. To the Knowledge of Seller there are no facts or circumstances (other than general economic conditions) which would result in any material increase in the uncollectibility of the accounts receivable as a class in excess of the reserves therefor set forth in the September Balance Sheet.

      III.20 Condition of Plant and Equipment. To the Knowledge of Seller there are no material structural defects in the improvements to the real property owned or leased by the Company or the Subsidiary. To the Knowledge of the Seller, the equipment of the Company and the Subsidiary is in good operating condition and repair, ordinary wear and tear excepted.

      III.21 Customers and Suppliers. Section III.21 of the Seller's Schedule lists the ten largest customers of the Company and the ten largest suppliers of the Company for the most recent fiscal year. To the Knowledge of the Seller, since January 1, 1997, there has been no material adverse change in the business relationship of the Company with any customer or supplier named on Section III.21 of the Seller's Schedule.

      III.22 Bank Accounts. Section III.22 of the Seller's Schedule sets forth the names and locations of all banks, trust companies, brokerage firms or other financial institutions at which the Company maintains an account and the name of each person authorized to draw thereon or make withdrawals therefrom.

      III.23 Brokers, Finders, Etc. All negotiations relating to this Agreement, and the transactions contemplated hereby, have been carried on without the participation of any person or entity acting on behalf of the Seller in such a manner as to give rise to any valid claim against Buyer or the Company for any brokerage or finder's commission, fee or similar compensation, or for any bonus payable to any officer, director, employee, agent or sales representative of or consultant to Seller upon consummation of the transactions contemplated hereby.

      III.24 Employees. All sums payable to Employees (as defined in Section VI.1(a)) after the Closing Date with respect to pre-Closing pending items, which sums shall include, without limitation, salary, wages, overtime, bonuses, accrued and unused vacation time and any other payments due pursuant to any agreements between the Acquired Company and such Employees or as required by applicable law, shall be accrued as a liability on the Closing Statement of Net Assets.

      III.25 Government Contracts.

      (a) With respect to each and every Government Contract or bid to obtain a Government Contract to which the Company is a party and except as set forth in
Section III.25 of the Seller's Schedule: (i) the Company has fully complied with all material terms and conditions of such Government Contract or bid for a Government Contract as required as of the date hereof and as of the Closing Date; (ii) the Company has fully complied with all material requirements of statute, rule or regulation pertaining to such Government Contract or bid for a Government Contract; (iii) all representations and certifications executed with respect to such Government Contract were accurate in every material respect as of their effective date and the Company has fully complied with all such representations and certifications in every material respect; and (iv) no termination or default, cure notice or show cause notice has been issued or, to the Knowledge of the executive officers of Seller and the management of the Business, will be issued.

      (b) To the Knowledge of Seller, except as set forth in Section III.25(b) of the Sellers Schedule, (i) none of the Company's or the Subsidiary's respective employees, consultants or agents is (or during the last three years has been) under administrative, civil or criminal investigation, indictment or information by any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing ("Governmental Authority"), (ii) there is not any pending audit or investigation of the Company, its officers, employees or representatives nor within the last three years has there been any audit or investigation of the Company, officers, employees or representatives resulting in a material adverse finding with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract or bid; and (iii) during the last three years, neither the Company nor the Subsidiary has made a voluntary disclosure to the U.S. Government or any non-U.S. government, with respect to any alleged irregularity, misstatement or omission arising under or relating to a Government Contract or bid. Except as set forth in Section III.25(b) Seller's Schedule, to the Knowledge of Seller neither the Company nor the Subsidiary has had any irregularities, misstatements or omissions arising under or relating to any Government Contract or bid that has led or is expected to lead, either before or after the Closing Date, to any of the consequences set forth in clause (i) or
(ii) of the immediately preceding sentence or any other material damage, penalty assessment, recoupment of payment or disallowance of cost.

      (c) Except as set forth in Section III.25(c) of the Seller's Schedule, there are (i) no outstanding claims against the Company or the Subsidiary, either by the U.S. Government or by any non-U.S. government or by any prime contractor, subcontractor, vendor or other third party, arising under or relating to any Government Contract or bid referred to in Section III.25(a) of the Seller's Schedule and (ii) no disputes between the Company or the Subsidiary and the U.S. Government or any non-U.S. Government under the Contract Disputes Act or any other Federal statute or between the Company or the Subsidiary and any prime contractor, subcontractor or vendor arising under or relating to any such Government Contract or bid. Except as set forth in Section III.25(c) of the Seller's Schedule, to the Knowledge of Seller, there are no facts that could reasonably be expected to result in a claim or a dispute under clause (i) or
(ii) of the immediately preceding sentence.

      (d) Except as set forth in Section III.25(d) of the Seller's Schedule, neither the Company or the Subsidiary nor any of their respective employees, consultants or agents is (or during the last three years has been) suspended or debarred from doing business with the U.S. Government or any non-U.S. government or is (or during such period was) the subject of a finding of non-responsibility or ineligibility for U.S. Government or non-U.S. government contracting. Except as set forth in Section III.25(d) of the Seller's Schedule, the Company and its affiliates conducted their operations in compliance with all requirements of all material laws pertaining to all Government Contracts and bids.

      (e) Except as set forth in Section III.25(e) of the Seller's Schedule, no statement, representation or warranty made by the Company in any Government Contract, any exhibit thereto or in any certificate, statement, list, schedule or other document submitted or furnished to the U.S. Government or any non-U.S. government in connection with any Government Contract or bid (i) contained on the date so furnished or submitted any untrue statement of a material fact, or failed to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading or (ii) contains on the date hereof any untrue statement of a material fact, or fails to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading, except in the case of both clauses (i) and (ii) any untrue statement or failure to state a material fact that would not result in any material liability to the Company or the Subsidiary as a result of such untrue statement or failure to state a material fact.

      III.26 Government Furnished Equipment. Section III.26 of the Seller's
Schedule incorporates the most recent schedule delivered to the U.S. Government or any non-U.S. Government which identifies by description or inventory number certain equipment and fixtures loaned, bailed or otherwise furnished to or held by the Company or the Subsidiary by or on behalf of the United States or any foreign country. To the Knowledge of Seller, such schedule was accurate and complete on its date and, if dated as of the Closing Date, would contain only those additions and omit only those deletions of equipment and fixtures that have occurred in the ordinary course of business, except for such inaccuracies that could not reasonably be expected to have a material adverse effect on the operations of the Company and the Subsidiary.

      III.27 Organizational Conflicts of Interest. Except as set forth in
Section III.27 of the Seller's Schedule, prior to the close of business on the date three Business Days prior to the Closing Date, to the Knowledge of the Seller each of the Company and the Subsidiary as part of its performance of the "IEW Contract" has, in the past four years, not had access to non-public information nor provided systems engineering, technical direction, consultation, technical evaluation, source selection services of services any type, nor prepared specifications or statements of work, nor engaged in any other conduct that would create in any current Government procurement an Organizational Conflict of Interest, as defined in Federal Acquisition Regulation 9.501, with the Company or, based on the Knowledge of the Seller of the business of L-3 as conducted on the date three Business Days prior to the Closing Date, with L-3 if the Company or the Subsidiary were to become an affiliate or division thereof.

      III.28 Affiliate Transactions. Except with respect to the Ilex Agreement and the agreements, arrangements, undertakings and transactions contemplated thereby, there are no agreements, arrangements, undertakings or other transactions between the Company or the Subsidiary and the Seller or any affiliate of the Seller.

      III.29 Disclosure in the Seller's Schedule. The disclosure in any Section of the Seller's Schedule to this Agreement of an exception to any representation and warranty shall constitute disclosure of such exception for all applicable representations and warranties under this Agreement.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer represents and warrants to Seller that the statements related to Buyer contained in this Article IV are correct and complete as of the as of the date hereof and will be correct and complete as of the Closing Date, except as specified to the contrary in the disclosure schedule prepared by Buyer and attached hereto as Exhibit B (the "Buyer's Schedule"). The Buyer's Schedule is arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article IV.

      IV.1 Due Incorporation; Requisite Power and Authority. Buyer is a corporation duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and has all the requisite power and authority to execute and deliver the Transaction

Documents and to perform all transactions in the manner contemplated by the Transaction Documents. This Agreement has been and, when delivered, the remainder of the Transaction Documents will have been duly executed and delivered by Buyer and duly authorized and approved by all necessary corporate action on the part of Buyer. This Agreement constitutes and, when delivered, the remainder of the Transaction Documents will constitute the valid and binding obligations of Buyer, enforceable against Buyer in accordance with its or their terms, subject to bankruptcy and similar laws and equitable principles regarding the enforcement of contracts.

      IV.2 Requisite Consents; Nonviolation. The execution, delivery and performance of this Agreement by Buyer does not and the execution, delivery and performance of the remainder of the Transaction Documents by Buyer will not (a) violate or conflict with (i) the provisions of the Certificate of Incorporation or Bylaws of Buyer, (ii) any applicable law, rule or regulation, (iii) any resolution of the Board of Directors or the shareholders of Buyer, or (iv) order, writ, injunction or decree by which Buyer is bound; or (b) except as set forth in this Agreement, require the consent, license, permit, approval, authorization or other action by or with respect to, any governmental person or entity (except such approvals, permits or filings as may be required to comply with applicable state securities and antitrust laws).

      IV.3 Broker's Fees. Buyer has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

                                    ARTICLE V

                       CERTAIN TRANSACTIONS AND AGREEMENTS
                            PRIOR TO THE CLOSING DATE

      V.1 Confidentiality. The Company and Seller have provided Buyer information relating to the Company, the Subsidiary and Seller and have permitted Buyer to make an investigation of the Company, the Subsidiary and their business. To facilitate a smooth transition in ownership of the Company, prior to the Closing Date, Buyer, through its officers, employees, counsel, accountants and other authorized representatives, will continue to discuss the Company's business with Seller and the Company's and the Subsidiary's officers, employees, independent accountants, actuaries and other agents during the Company's normal business hours only in a manner that does not interfere with the Company's normal business or contravene any agreement to which the Company is bound.

      V.2 Business Organization.

      (a) Seller shall use its reasonable best efforts to cause each of the Company and the Subsidiary, through the Closing Date, (i) to operate its business only in the usual, regular and ordinary manner, on a basis consistent with past practice and to the extent consistent with such operation to preserve substantially intact its business organization, (ii) to keep available the services of the present officers and employees of the Company and the Subsidiary, and (iii) to preserve the present relationships of the Company and the Subsidiary with all entities or persons having significant business dealings with either of them.

      (b) Except as may be approved in writing by Buyer, (1) from the date hereof to and including the date four Business Days prior to the Closing Date, Seller shall use its reasonable best efforts to cause the Company and its affiliates not to, and (2) from the date three Business Days prior to the Closing Date to and including the Closing Date, Seller shall not and shall cause its affiliates not to (i) transfer, sell, encumber or otherwise convey any asset of the business of the Company and the Subsidiary other than the sale of inventory in the ordinary course, (ii) grant or agree to any bonuses to any employee of the Company or the Subsidiary, any general increase in the rate of salary or compensation of the employees of the Company or the Subsidiary, (iii) commit the Company or the Subsidiary to provide any additional pension, retirement or other employee benefits to any employee of the Company or the Subsidiary, or any increase of existing benefits for such employees, (iv) enter into any contract, agreement or commitment other than in the ordinary course of business which involves aggregate consideration of in excess of $100,000 and which is not cancelable without penalty within 30 days, (v) incur or increase any indebtedness for borrowed money or guarantee the debt of any other person (other than any incurrence or increase in the ordinary course of business and then only if the amount of such incurrence or increase (to the extent not repaid prior to the date three Business Days prior to the Closing Date) is reflected as a liability on the Estimated Closing Statement of Net Assets), (vi) submit any bid or proposal, or modify any existing bid or proposal, in excess of $2,000,000, (vii) make any capital expenditure, or commit to make any capital expenditure, in excess of $100,000 in the aggregate, (viii) take any act on inconsistent with the representations and warranties of Seller hereunder or that would cause any of the representations and warranties of Seller hereunder to become untrue in any material respect, (ix) except for conversion of the Company from its status as a subchapter S Corporation under the Code to a subchapter C Corporation under the Code, make or change any material tax election or settle or compromise any material federal, state, local or foreign income tax liability or file any amended Tax Returns, (x) increase the compensation or fringe benefits of any present or former director, officer or employee of the Company or its Subsidiary (except for the payment of bonuses and increases in salary or wages of employees (other than officers) in the ordinary course of business consistent with past practice), (xi) grant severance or termination pay to any present or former director, officer or employee of the Company or its Subsidiary, in excess of $100,000 in the aggregate, (xii) loan or advance any money or other property to any present or former director, officer or employee of the Company or its Subsidiary (except for travel and other similar advances in the ordinary course of business and consistent with past practice), (xiii) establish, adopt, enter into, amend or terminate any Company Plan or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Company Plan if it were in existence as of the date of this Agreement, (xiv) following the fourth Business Day prior to the Closing Date, make, declare or set a record date with respect to any distribution of assets of the Company or the Subsidiary in respect of the capital stock of the Company (whether by dividend, redemption, share purchase or otherwise) other than a liquidation and dissolution of all of the assets of the Company or (xv) agree, whether or not in writing, to do any of the foregoing.

      V.3 Cooperation.

      (a) General. Each of the parties will use all reasonable efforts to take all action and to do all things reasonably necessary, proper or advisable in order to consummate and make effective the transaction contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions).

      (b) Filings and Consents. As soon as practicable, Buyer and Seller shall make, or cause to be made, any and all filings which are required under the Hart-Scott-Rodino Act, or any other required filings in any jurisdiction. The parties will furnish to each other such necessary information and assistance as each may reasonably request in connection with their preparation of necessary filings or submissions to any governmental agency, including, without limitation, any filings necessary under the provisions of the Hart-Scott-Rodino Act or any other required filings in any jurisdiction. Buyer shall pay the filing fee(s) associated with all Hart-Scott-Rodino Act filings.

      Seller shall use its reasonable efforts to obtain at the earliest practicable date all material required third party consents, identified in
Section V.3(b) of the Seller's Schedule, of all third parties to leases, licenses, agreements, indentures or other instruments necessary to the consummation of the transactions contemplated hereby, and Buyer shall cooperate with Seller in order to obtain such consents at the earliest practicable date by performing such actions and by providing Seller with such information, including, without limitation, publicly-available financial information relating to Buyer, all as Seller may reasonably request. Anything contained in this
Section V.3(b) to the contrary notwithstanding this Agreement shall not constitute an agreement to assign any claim, contract, license, lease, commitment, sales order or purchase order if an attempted assignment of the same without the consent of the other party thereto would constitute a breach thereof or in any way materially and adversely affect the rights of Seller thereunder.

      (c) Access. Prior to Closing, Seller will use its reasonable best efforts to cause the Company to permit representatives of Buyer to have reasonable access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company upon reasonable advance notice, to all premises, properties, personnel, books, records (including Tax records), contracts and documents of or pertaining to the Company.

      (d) Notice of Developments. Each party will give prompt written notice to the other of any material adverse development causing or constituting a breach of any of its own representations and warranties.

      V.4 Subsidiary Merger. Prior to the Closing, Seller shall consummate the Subsidiary Merger.

      V.5 No Seller Distributions. Until such time as the transactions pursuant to this Agreement have been consummated in accordance with the terms hereof, Seller shall not distribute nor transfer any of its assets now owned or hereafter acquired.

      V.6 Further Assurances. Each of the parties hereto agrees that it will, from time to time after the date of the Agreement, execute and deliver such other certificates, documents and instruments and take such other action as may be reasonably requested by the other party to carry out the actions amid transactions contemplated by this Agreement.

                                   ARTICLE VI

                   COVENANTS REGARDING POST CLOSING ACTIVITIES

      VI.1 Employee Matters.

      (a) Immediately following the Closing on the Closing Date, Buyer shall offer employment at will in a similar position to each employee of the Business who on the Closing Date is employed by the Acquired Company or on an approved leave of absence (the "Employees") at a rate of base compensation and salary equal to not less than one hundred percent (100%) of their base compensation and salary immediately prior to the Closing Date; provided, however, that nothing herein shall interfere with or otherwise impair any right of Buyer to terminate the employment of any employee at any time. Buyer shall assume the responsibility for all obligations and liabilities arising out of or in any way connected with its employment of the Employees or the termination thereof, including, without limitation, any and all claims for wrongful discharge, discrimination or other violations of law or for payment under any employee benefit plans for claims incurred after the Closing on the Closing Date. Buyer shall also offer to Employees participation in benefit programs in accordance with Buyer's employee benefit plans and other fringe benefits which programs shall be, at a minimum, substantially comparable, in the aggregate, to the Company Plans (excluding for these purposes any Company Plans providing equity awards or equity based awards) and shall be eligible to participate in said employee benefit plans and other fringe benefits of Buyer immediately and on the same basis as such plans and benefits are offered to new employees of Buyer; provided, however, that payment of any deductibles under the Company Plans by such Employees will be credited under Buyer's plans during 1998; provided, further, that Buyer may change, amend or terminate any such Company Plans at any time following the Closing Date. In addition, Buyer agrees that any preexisting condition clause in any of the Acquired Company's health or disability insurance coverage shall not be applicable to the Employees to the extent allowable.

      (b) Buyer shall assume and be responsible for all sums then due any Employee who accepts Buyer's offer of employment, which sums shall include, without limitation, salary, wages, overtime, bonuses, accrued and unused vacation time and any other payments due pursuant to any agreements between the Acquired Company and such Employee payable after the Closing Date or as required by applicable law. All Employees who accept Buyer's offer of employment shall receive credit for years of service with or as granted by the Acquired Company.

      (c) Any former employee of the Acquired Company (or their dependents) who becomes eligible for health continuation coverage under the Acquired Company's major medical plan by virtue of his or her failure to accept Buyer's offer of employment being tantamount to a qualifying event, for the entitlement to such coverage, shall have available health continuation coverage satisfying the requirements of Section 4870 B of the Code and Section 601 through 608 of ERISA after the Closing through health benefit plans maintained by Buyer or its affiliates.

      (d) Buyer covenants and agrees that it will assume and be responsible for any obligations after the Closing Date to Employees who are on workers' compensation or a similar leave of absence from the Acquired Company on the Closing Date to the extent such obligations are (i) pursuant to fully insured Company Plans, or (ii) fully accrued on the Closing Statement of Net Assets.

      VI.2 Seller's Indemnification.

      (a) Seller's Indemnification. Subject to the limitation of Section VI.2(c), Seller shall indemnify, defend and hold Buyer and its affiliates (and their respective officers, directors, employees and agents), harmless from any liability, damages, deficiency, loss, cost or expense (including but not limited to reasonable attorney's fees and any expenses of investigation in connection with any claim hereunder) actually incurred or paid by Buyer and its affiliates (or their respective officers, directors, employees and agents), arising out of or resulting from (i) the inaccuracy of any representation or the breach of any warranty made in this Agreement by Seller to Buyer; (ii) any failure of Seller to perform or comply with any of its covenants and agreements set forth in this Agreement; (iii) any Liability of the Seller or any of its affiliates or the Company or any of its affiliates other than Assumed Liabilities; or (iv) any Government Bid, Government Contract or Government Disclosure; provided, however, that Seller shall only indemnify Buyer and its affiliates for the first $10,000,000 of claims related to any Government Bid, Government Contract or Government Disclosure. Notwithstanding anything to the contrary contained herein, the Buyer shall be permitted to offset any amounts which would otherwise become payable to the Seller under Section 11.4 against amounts owing by the Seller under this Section VI.2(iv); provided that such right of offset shall only be exercisable with respect to Additional Consideration if notice of the exercise of such right is delivered to the Seller by the Buyer prior to the date on which the calculation of EBIT with respect to such Additional Consideration shall have been finally determined and agreed to pursuant to Section II.5.

      (b) Tax Indemnification. Seller shall indemnify and hold harmless the Buyer and its affiliates (and their respective officers, directors, employees and agents) from and against any and all Taxes for or in respect of each of the following (excluding, in all cases, Taxes included within the definition of Assumed Liabilities):

            (i) any and all Taxes with respect to any taxable period or a portion thereof, of the Company (or any predecessor) ending on or before the close of business on the date three Business Day's prior to the Closing Date;

            (ii) with respect to any and all Taxes of any member of a consolidated, combined or unitary group of which the Company (or any predecessor) is or was a member on or prior to the close of business on the date three Business Days prior to the Closing Date by reason of the liability of the Company pursuant to Treasury Regulation Section 1.1502-6(a) (or any analogous or similar state, local or foreign law or regulation), as a transferee or successor, by contract, or otherwise;

            (iii) any Taxes arising out of a breach of the representations and warranties contained in Section III.15; and

            (iv) any payments required to be made after the Closing Date under any Tax sharing, Tax indemnity, Tax allocation or similar contracts (whether or not written), to which the Company or any predecessor was obligated, or was a party, on or prior to the close of business on the date three Business Days prior to the Closing Date.

      (c) Notification; Control of Proceedings. Buyer shall promptly give to the Seller written notice if it becomes aware of any liability, loss, damage, claim, cost and expense with respect to which indemnity may be asserted; provided that the failure to give prompt notice will not release the Seller from liability hereunder, except to the extent they are actually prejudiced thereby. If any claim is made by a third person or an action or proceeding commenced for which Buyer shall seek indemnity from Seller, Buyer shall give to the Seller reasonable written notice of the claim and request Seller to defend the same. Seller shall have the right to defend against such liability at their expense, and shall give written notice to Buyer of the commencement of such defense with reasonable promptness after the giving of the written notice of the claim by Buyer. Buyer shall be entitled to participate with Seller in such defense, but shall not be entitled in any way to release, waive, settle, modify or pay such claim without the written consent of the Seller, if Seller have assumed such defense. In the event Seller does not assume the defense of the matter as provided above, or does not notify Buyer of its election to defend such a matter within 30 days, Buyer shall have the full right to defend against such liability in such manner as it may deem appropriate. In the event Seller shall assume the defense, Buyer shall cooperate in the defense of such action, and the records of each shall be available to the other with respect to such defense, provided, however, that the Seller shall not, in the defense of any such action, consent to the entry of any judgment or enter into any settlement where such entry of judgment or settlement does not include a provision releasing the Buyer from all liability with respect to such action or that provides for a remedy other than the payment of money damages, except with the written consent of Buyer, such consent not to be unreasonably withheld or delayed.

      (d) Limitation on Indemnification. Notwithstanding the provisions of Sections VI.2(a) (except with respect to (A) clauses (ii), (iii) and (iv) of
Section VI.2(a) and (B) Taxes as provided under Section VI.2(b)), (i) Seller shall not be liable to Buyer on account of any breach of any warranty or representation by Seller in this Agreement until the aggregate amount of all claims against Seller for which indemnification would have been available hereunder but for the application of the limitation set forth in this clause (i) for all breaches exceeds one percent (1%) of the Cash Purchase Price and then only for the amount by which such aggregate cumulative liability is in excess of one percent (1%) of the Cash Purchase Price; and (ii) in no event shall Seller's obligations to Buyer under Section VI.2(a)(i) exceed, in the aggregate, $5,000,000.

      (e) Survival. The indemnification obligations of Seller under this Section
VI.2 (except with respect to indemnification pursuant to Section VI.2(a)(ii), (iii) and (iv)) shall terminate on June 30, 1999 as to any claim not asserted prior to such date, except that the indemnification obligations of Seller for
(x) a breach of Sections III.1, III.2, III.3, III.5 and III.15 and (y) for Taxes under Section VI.2(b) shall not terminate until the expiration of the sixty-day period after the expiration of the applicable statute of limitations as to any claim not asserted prior to such date and that the indemnification obligations of Seller for a breach of Sections III.4, III.11 and III.16 shall terminate three (3) years after the date hereof as to any claim not asserted prior to such date. The indemnification obligations of Seller (I) under Section VI.2(a)(ii) shall terminate ten (10) years after the date hereof and (II) under Section VI.2(a)(iv) shall terminate on June 30, 2000, in each case as to any claim not asserted prior to such date.

      (f) Indemnification Provisions for Benefit of Seller.

            (i) In the event Buyer breaches (or in the event any third party alleges facts that, if true, would mean Buyer has breached) any of its representations, warranties, and covenants contained in this Agreement or in any of the Transaction Documents, then the Buyer agrees to indemnify Seller and its affiliates (and their respective officers, directors, employees and agents) from and against the entirety of any Losses (up to but not in excess of the Cash Purchase Price) Seller or its affiliates (and their respective officers, directors, employees and agents) may suffer through and after the date of the claim for indemnification (including any Losses Seller or its affiliates (and their respective officers, directors, employees and agents) may suffer after the end of any applicable survival period) resulting from, arising out of, or caused by the breach (or the alleged breach).

            (ii) Notwithstanding anything to the contrary herein contained, (i) Buyer will indemnify, defend and hold harmless Seller and its affiliates (and their respective officers, directors, employees and agents) from and against any Losses as a result of claims based on or arising from any Assumed Liabilities or the operation of the Business after the Closing Date and (ii) such indemnification shall not be limited in time or amount or subject to any deductible or cap.

            (iii) Seller or its affiliates shall with reasonable promptness give to the Buyer written notice if it becomes aware of any Losses with respect to which indemnity may be asserted; provided that the failure to give prompt notice will not release the Buyer from liability thereunder, except to the extent they are actually prejudiced thereby. If any claim is made by a third person or an action or proceeding commenced for which Seller or other indemnified parties shall seek indemnity from Buyer, Seller or its affiliates shall give to Buyer reasonable written notice of the claim and request Buyer to defend the same. Buyer shall have the right to defend against such liability at their expense, and shall give written notice to Seller of the commencement of such defense with reasonable promptness after the giving of the written notice of the claim by Seller or its affiliates. Seller or other indemnified parties shall be entitled to participate with Buyer in such defense, but shall not be entitled in any way to release, waive, settle, modify or pay such claim without the written consent of the Buyer, if Buyer has assumed such defense. In the event Buyer does not assume the defense of the matter as provided above, or does not notify Seller of their election to defend such a matter within 30 days, Seller or other indemnified parties shall have the full right to defend against such liability in such manner as it or they may deem appropriate. In the event Buyer shall assume the defense, Seller or other indemnified parties shall cooperate in the defense of such action, and the records of each shall be available to the other with respect to such defense, provided, however, that the Buyer shall not, in the defense of any such action, consent to the entry of any judgment or enter into any settlement where such entry of judgment or settlement does not include a provision releasing the Seller or other indemnified parties from all liability with respect to such action or that provides for a remedy other than the payment of money damages, except with the written consent of Seller or other indemnified parties.

            (iv) The indemnification obligations of Buyer under this Section VI.2(f) shall not terminate until the expiration of the applicable statute of limitations; provided, however, that the indemnification obligations of Buyer related to any failure of Seller to perform or comply with any of its covenants and agreements set forth in this Agreement shall terminate ten years from the date hereof as to any claim not asserted prior to such date.

      VI.3 Contracts Requiring Consent to Assignment. Notwithstanding anything in this Agreement, neither this Agreement nor any document or instrument delivered pursuant hereto shall constitute an assignment of any claim, contract, agreement, license, lease, commitment, sales order or purchase order or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment thereof without the consent of any other Person would constitute a breach thereof or in any way adversely affect the rights to be assigned. Until such consent is obtained, or if an attempted assignment thereunder would be ineffective or would affect the rights of Seller or any affiliate thereunder so that the Buyer would not in fact receive all such rights, Seller and the Buyer will cooperate with each other (and, to the extent required, Seller shall cause its affiliates to cooperate with the Buyer) to provide for the Buyer the benefits of, and to permit the Buyer to assume all liabilities under, any such claim, contract, agreement, license, lease, commitment, sales order or purchase order, including enforcement at the request and expense of the Buyer for the benefit of the Buyer of any and all rights of Seller or any affiliate against a third party thereto arising out of the breach or cancellation thereof by such third party; and any transfer or assignment to the Buyer by Seller or any affiliate of any property or property rights or any contract or agreement which shall require the consent or approval of any third party shall be made subject to such consent or approval being obtained. The parties shall each use their best efforts to obtain any required consent to assignment.

      VI.4 Company Plans. From and after the Closing, Buyer agrees to assume Seller's obligations under and become the plan sponsor of each of the Company Plans in effect immediately prior to the Closing Date and Buyer shall be entitled to all rights, obligations and duties of Seller under such Company Plans and Seller shall cause any assets, set-aside or otherwise, pertaining to the Company Plans to be transferred to Buyer; such assets shall include, but not be limited to, qualified trusts, VEBAs, and grantor trusts and insurance policies. Notwithstanding anything to the contrary herein contained, the assumption of such obligations is not intended to and shall not be construed to impair the right or ability of Buyer to unilaterally amend or terminate any such benefit plans and other fringe benefits, or any Company Plan in effect immediately prior to the Closing Date, at any time after the Closing Date.

      VI.5 Research and Experimental Expenses. Seller will use its reasonable best efforts to cause to be furnished to Buyer as soon as reasonably practicable, but in no event more than 180 days after Closing, all information reasonably requested relating to the base period research expenses and any other information to allow Buyer to claim research and experimental credits in accordance with the relevant sections of the Code and treasury regulations promulgated thereunder.

                                   ARTICLE VII

                  CONDITIONS TO OBLIGATIONS OF BUYER AND SELLER

      The obligations of Buyer and Seller to consummate the transactions contemplated by this Agreement on the Closing Date shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, except to the extent such conditions are waived in writing by Buyer and Seller:

      VII.1 Government Approvals; Litigation. All requisite governmental approvals and authorizations necessary, including, but not limited to, any such approvals or authorizations under the Hart-Scott-Rodino Act, for the consummation of the transactions contemplated hereby shall have been duly issued or granted and all applicable waiting periods shall have expired or otherwise been terminated. No action or proceeding by any governmental authority or any third party challenging the transactions contemplated by this Agreement or any parties' ability or right to participate therein shall be pending or threatened against any party. No unfavorable decree or order shall exist that would prevent or make the consummation of any of the transactions contemplated by this Agreement unlawful or would result in the payment of damages or other consequences materially adverse to the business or assets of Seller, Buyer or the Company.

      VII.2 Permits and Approvals. Buyer, Seller and the Company shall each have received all consents, waivers, approvals, licenses, or other authorizations required for the performance of this Agreement by the parties hereto.

                                  ARTICLE VIII

                        CONDITIONS TO BUYER'S OBLIGATIONS

      The obligation of Buyer to consummate the transactions contemplated by this Agreement on the Closing Date shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, except to the extent such conditions are waived by Buyer, such waiver to be evidenced by Buyer's consummation of the transaction contemplated hereby:

      VIII.1 Representations and Warranties; Performance. The representations and warranties of the Seller set forth in this Agreement shall be true in all material respects (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct in all respects) as of the Closing Date with the same effect as though made at such time. Seller shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. Seller shall have delivered to Buyer a certificate, dated the Closing Date, as to the foregoing.

      VIII.2 Escrow Agreement. The Escrow Agreement to be entered into pursuant to the Stock Purchase Agreement shall have been assigned to Buyer pursuant to an Assignment of Escrow Agreement in substantially the form of Exhibit VIII.2 hereto.

      VIII.3 Subsidiary Merger. The Subsidiary Merger shall have been consummated.

      VIII.4 Material Adverse Change. Between the date of this Agreement and the Closing, there shall have been no material adverse change (or any event that would reasonably be expected to result in such change) in the condition (financial or otherwise), results of operation, business, assets or properties of the Company.

      VIII.5 Proceedings. All proceedings to he taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Buyer and its counsel, and Buyer shall have received copies of such documents and such other evidence as it or its counsel may reasonably request in order to establish the consummation of such transaction and the taking of all proceedings in connection therewith.

      VIII.6 Ilex Agreement. The Closing (as defined therein) under the Ilex Agreement shall have occurred in accordance with the terms thereof.

      VIII.7 Non-Competition Agreements. The Non-Competition Agreements entered into pursuant to the Stock Purchase Agreement shall have been assigned to Buyer pursuant to an Assignment of Non-Competition Agreements in substantially the form of Exhibit VIII.6 hereto.

                                   ARTICLE IX

                       CONDITIONS TO OBLIGATIONS OF SELLER

      The obligations of Seller to consummate the transactions contemplated by this Agreement on the Closing Date shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, except to the extent such conditions are waived by Seller, such waiver to be evidenced by Seller's consummation of the transaction contemplated hereby.

      IX.1 Representations and Warranties; Performance. The representations and warranties of Buyer set forth in this Agreement shall be true in all material respects (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct in all respects) as of the Closing Date, with the same effect as though made at such time. Buyer shall have paid the Cash Purchase Price and otherwise performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

      IX.2 Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller and their counsel, and Seller shall have received copies of such documents and such other evidence as they or their counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

      IX.3 Ilex Agreement. The Closing (as defined therein) under the Ilex Agreement shall have occurred.

                                    ARTICLE X

                                FEES AND EXPENSES

      X.1 Expenses. Except as explicitly provided hereunder each party hereto shall bear its own expenses incurred in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

      X.2 Fees or Commissions of Brokers. Buyer has no obligation to pay any fees or commissions of any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Seller could be liable.

                                   ARTICLE XI

                                   TERMINATION

      XI.1 Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated at any time before the Closing Date, as follows, and in no other manner:

      (a) by mutual consent of Buyer and Seller;

      (b) by either Buyer or Seller if the Closing shall not have occurred on or before 5:00 p.m., Pacific Time, on March 31, 1998; provided that the right to terminate this Agreement under this Section XI.1 shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or results in, the failure of the Closing to have occurred within such period;

      (c) by either Buyer or Seller, respectively, if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the other party and such breach of a covenant or agreement has not been cured within ten (10) days after notice of such breach has been given to the other party; or

      (d) by either Buyer or a majority in interest of Seller if (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transaction, or (ii) there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the acquisition by any governmental entity which would make consummation of the transaction illegal.

      XI.2 Effect of Termination. In the event of a termination of this Agreement by any party pursuant to Section XI.1, this Agreement shall become void and have no effect, and there shall be no obligations or liability on the part of any party or its respective officers, directors or trustees, except as set forth in Sections V.1 and X.1 (except to the extent that termination has occurred pursuant to subsection XI.1(c), above).

                                   ARTICLE XII

                                  MISCELLANEOUS

      XII.1 Time of the Essence. Time is of the essence in this Agreement; provided, however, that the parties shall have a reasonable period of time to cure any failure to perform their obligations hereunder, which period shall not be longer than three (3) Business Days for purposes of any obligations under
Article II.

      XII.2 Entire Agreement. Except as set forth in Section V.1 above, this Agreement and the other agreements contemplated hereby contain the entire agreement of the parties hereto, and supersedes any prior written or oral agreements between them concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between the parties to this Agreement, relating to the subject matter contained in this Agreement, which are not fully expressed herein or the agreement identified in Section V.1 above. The Schedules and each Exhibit attached to this Agreement or delivered pursuant to this Agreement is incorporated herein by this reference and constitutes a part of this Agreement.

      XII.3 Press Releases amid Public Announcements. Neither Seller nor Buyer shall issue any press release or make any public announcement concerning the matters set forth in this Agreement (other than as required by applicable disclosure rules or regulations) without the consent of the other party, which consent shall not be unreasonably delayed or withheld. Seller and Buyer will cooperate to jointly prepare and issue any press release which may be issued to announce the entering into this agreement or the closing of the transaction contemplated by this Agreement.

      XII.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

      XII.5 Descriptive Headings. The Article and Section headings in this Agreement are for convenience only and shall not affect the meanings or construction of any provision of this Agreement.

      XII.6 Notices. Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficiently given on the date delivered personally or by telecopier (if a copy is sent by mail), or five (5) days after posting by registered or certified mail, postage prepaid, addressed as follows:

If to Buyer:

            L-3 Communications Corporation
            600 Third Avenue
            New York, NY 10016
            Telecopier Number: (212) 805-5494
            Attention: Christopher C. Cambria

      With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY 10017
            Telecopier Number: (212) 455-2502
            Attention: William E. Curbow

And if to Seller:

            FAP Acquisition Trust
            c/o First Union National Bank
            10 State House Square
            Hartford, CT 06103-3698
            Telecopier Number: (860) 247-1356
            Attention: W. Jeffrey Kramer

      With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, CA 94104
            Telecopier Number: (415) 983-1200
            Attention: Graham Taylor

            and

            Bingham Dana LLP
            100 Pearl Street
            Hartford, CT 06103
            Telecopier Number: (860) 527-5188
            Attention: James G. Scantling

or to such other address or addresses as a party shall have previously designated by notice to the sender given in accordance win this Section.

      XII.7 Arbitration. Any dispute under this Agreement prior to June 30, 2000 (and after such date, but in such case only if and for so long as there are Impounded Funds (as defined in the Escrow Agreement between Seller, the Company and the stockholders of the Company (the

"Escrow Agreement")) with respect to such dispute) (the "Initial Arbitration Period") which is not settled by mutual agreement among the parties hereto, shall be finally settled by binding arbitration in New York, New York, conducted by and in accordance with the rules then in effect of the Judicial Arbitration and Mediation Service; provided that after the Initial Arbitration Period or the payment or distribution of all amounts held in escrow pursuant to the Escrow Agreement (or when a Notice of Release (as defined in the Escrow Agreement) has been received with regard to all remaining amounts in such escrow), whichever occurs earlier, any such dispute shall be settled by binding arbitration in San Francisco, California, conducted by and in accordance with the rules then in effect of the Judicial Arbitration and Mediation Service. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. In making any such award, the arbitration panel shall take into consideration the outcome of the proceeding and the reasonableness of the conduct of each such party in connection with the dispute, in light of the facts known to such party at the time such party engaged in such conduct. The arbitrator shall not have authority to award punitive damages hereunder.

      XII.8 Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

      XII.9 Bulk Sale and Other Tax Filings. The Buyer and Seller agree to waive compliance with applicable state sales Tax, bulk sales notification statutes and regulations and any applicable state tax statutes, in connection with the sale of the Acquired Assets to the Buyer.

      XII.10 Transfer Taxes; Sales Tax. The parties agree that the Buyer shall pay the sales Tax on the transfer of personal property and each of the Seller or the Buyer, as appropriate, shall be responsible for such other transfer Taxes applicable to the transaction contemplated hereby as are customary in the jurisdiction in which the Tax is payable (other than Taxes computed on the basis of income) and each party so responsible shall indemnify, defend and hold the other harmless with respect to such Taxes. Each Party shall file, or cooperate with the other Party in filing, all necessary documentation and Tax Returns with respect to such Transfer Taxes.

      XII.11 Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      XII.12 Assignability. Except as explicitly contemplated hereunder, neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party without the prior written consent of the other party and any attempted assignment without such consent shall be void provided, however, that this Agreement may be assigned by Buyer to an affiliate of Buyer which shall have been formed for the purpose of consummating the transactions contemplated hereby.

      XII.13 Waiver and Amendment. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. The parties may, by mutual agreement in writing, amend this Agreement in any respect.

      XII.14 Attorneys' Fees. In the event of any action or proceeding to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys' and experts' fees and costs, in addition to such other relief as may be granted.

      XII.15 Severability. If and to the extent that any court of competent jurisdiction holds any provisions (or any part thereof) of this Agreement to be illegal, invalid or unenforceable, such holding shall not affect the validity of the remainder of this Agreement.

      XII.16 No Recourse. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Seller by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the trust agreement under which Seller is organized, in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of Seller is made and intended not as a personal representations, warranty, undertaking and agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the trust agreement under which Seller is organized (the "Trust Estate"), and all persons having any claim against First Union or Seller by reason of the transactions contemplated by this Agreement shall for payment or satisfaction thereof not seek recourse against First Union except in its capacity as trustee and then only to the extent of the Trust Estate.

      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                                            L-3 COMMUNICATIONS CORPORATION


                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                            Name:
                                            Title:

                                            FAP TRUST

                                            By: First Union National Bank, not
                                                in its individual capacity but
                                                solely as trustee


                                            By:
                                               ---------------------------------
                                            Name: W. Jeffrey Kramer
                                            Title: Vice-President

      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                                            L-3 COMMUNICATIONS CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            FAP TRUST

                                            By: First Union National Bank, not
                                                in its individual capacity but
                                                solely as trustee


                                            By: /s/ W. Jeffrey Kramer
                                               ---------------------------------
                                            Name: W. Jeffrey Kramer
                                            Title: Vice-President

                                                            EXHIBIT VIII-2

                              ASSIGNMENT AGREEMENT

      THIS ASSIGNMENT AGREEMENT dated as of March 4, 1998 is entered into by and between L-3 COMMUNICATIONS CORPORATION, a Delaware corporation ("Assignee"), and FAP TRUST, a Connecticut trust ("Assignor").

                                   WITNESSETH

      WHEREAS, Assignor is a party to a Stock Purchase Agreement dated as of February 9, 1998 (the "Stock Purchase Agreement") pursuant to which Seller intends to acquire all of the outstanding capital stock of Ilex Systems, Inc. (the "Company"); and

      WHEREAS, pursuant to the Stock Purchase Agreement, Assignor, the Company, all of the stockholders of the Company (the "Sellers") and The First National Bank of Chicago, a national banking association ("Escrow Agent"), have entered into that certain Escrow Agreement dated as of February __, 1998 (the "Escrow Agreement") for the purpose of establishing a fund to satisfy certain indemnification obligations of the Sellers that may arise under the Stock Purchase Agreement and to facilitate the payment of the cash purchase price adjustment contemplated thereby; and

      WHEREAS, Assignor and Assignee have entered into an Asset Purchase Agreement dated as of February 10, 1998 (the "Asset Purchase Agreement") pursuant to which Assignee will acquire substantially all of the assets and assume substantially all of the liabilities of the Company; and

      WHEREAS, in connection with the Asset Purchase Agreement and the transactions contemplated thereby, Assignor desires to assign to Assignee its entire right, title and interest in, under and to the Escrow Agreement, and Assignee desires to take such assignment from Assignor, all upon the terms and conditions set forth below:

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Assignment of the Escrow Agreement. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, under and to the Escrow Agreement, and Assignee hereby assumes all of Assignor's duties and obligations under the Escrow Agreement.

      2. Assertion of Claims Under the Escrow Agreement. Assignor and Assignee understand that any and all claims which Assignee may have under the Escrow Agreement will in most instances, but not in all, be based on facts and circumstances that constitute both breaches of certain representations, warranties and covenants of Assignor contained in the Asset Purchase Agreement and breaches of similar representations, warranties and covenants of the Company and the Sellers contained in the Stock Purchase Agreement. Accordingly, Assignor and Assignee agree as follows:

            (i) For purposes of this Section 2, capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Escrow Agreement.

            (ii) Assignor shall promptly provide written notice to Assignee upon its becoming aware of any facts or circumstances that give rise to a breach of representation, warranty or covenant under the Stock Purchase Agreement. Assignee shall promptly provide written notice to Assignor upon its becoming aware of any facts or circumstances that give rise to a breach of representation, warranty or covenant under the Asset Purchase Agreement.

            (iii) Assignee agrees that it will promptly provide Escrow Agent with a Notice of Claim in all instances where Assignee's claims pursuant to the Asset Purchase Agreement may also be asserted by Assignor pursuant to the Stock Purchase Agreement (a "Matching Claim"). The following procedure shall be followed by Assignor and Assignee in connection with each Matching Claim:

                  (a) Upon submission by Assignee to Escrow Agent of a Notice of Claim with respect to any Matching Claim, Assignee shall direct Escrow Agent in writing to make any disbursements required in respect thereof directly to Assignee; and

                  (b) Upon the determination of the amount, if any, payable to
            Assignee with respect to such Matching Claim, whether by negotiation or litigation, and disbursement by Escrow Agent to Assignee of such amount out of the Escrow Fund in respect of any Matching Claim, Assignee agrees that such Matching Claim shall be deemed fully paid and satisfied and neither Assignor nor Escrow Agent shall have any further liability to Assignee with respect to such Matching Claim, nor shall Assignee have any right to seek any additional payments out of the Escrow Fund pursuant to the Asset Purchase Agreement with respect to such Matching Claim.

            (iv) In consideration of the mutual promises contained in this Agreement, Assignee agrees that it will, if known, provide Escrow Agent with a Notice of Claim in respect of any and all claims that may be asserted by Assignor pursuant to the Stock Purchase Agreement but may not be asserted by Assignee pursuant to the Asset Purchase Agreement (an "Assignor Claim"). The following procedure shall be followed by Assignor and Assignee in connection with each Assignor Claim:

                  (a) Upon submission by Assignee to Escrow Agent of a Notice of Claim with respect to any Assignor Claim, Assignee shall direct Escrow Agent in writing to make any disbursements required in respect thereof directly to Assignee; and

                  (b) Upon determination of the amount, if any, payable to
            Assignee with respect to such Assignor Claim, whether by negotiation or litigation, and disbursement by Escrow Agent to Assignee of such amount out of the Escrow Fund in respect of any Assignor Claim, Assignee shall within two business days thereafter remit to Assignor by certified check or wire transfer to an account designated by Assignor in writing an amount equal to the amounts disbursed to Assignee with respect to such Assignor Claim, and Assignor agrees that its claim shall be deemed fully paid and satisfied upon receipt of such certified check or wire transfer and that neither Assignee nor Escrow Agent shall have any further liability to Assignor with respect to that claim, nor shall Assignor have any right to seek any additional payments out of the Escrow Fund pursuant to the Stock Purchase Agreement with respect to that claim. Assignee shall not in any way be responsible to Assignor with respect to any such claim except for the requirement to deliver to Assignor amounts disbursed to Assignee with respect to such claim from the Escrow Fund.

            (v) Assignee agrees to pursue any Matching Claim only under the claims procedures set forth in this Agreement and the Escrow Agreement.

            (vi) Assignee shall promptly deliver to Assignor copies of any and all Award Notices, Notices of Claims, Notices of Releases, Objections and Withdrawal Notices received by it pursuant to Section 5 of the Escrow Agreement.

            (vii) Assignor and Assignee shall cooperate with each other regarding the submission of any and all Notices of Claims to Escrow Agent in connection with the Escrow Agreement, and each of them agree to take any and all such reasonable actions that either of them deem necessary or appropriate to otherwise effectuate the purpose and intent of this
      Section 2.

      3. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      5. Arbitration. Any dispute under this Agreement which is not settled by mutual agreement among the parties hereto, shall be finally settled by binding arbitration in New York, New York, conducted by and in accordance with the rules then in effect of the Judicial Arbitration and Mediation Service. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. In making any such award, the arbitration panel shall take into consideration the outcome of the proceeding and the reasonableness of the conduct of each such party in connection with the dispute, in light of the facts known to such party at the time such party engaged in such conduct. The arbitrator shall not have authority to award punitive damages hereunder.

      6. Entire Agreement. This Agreement and the Asset Purchase Agreement constitute the entire agreement between Assignor and Assignee with respect to the subject matter hereof. This Agreement cancels and supersedes all prior agreements, understandings and negotiations between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may only be varied or modified by a written document executed by each of the parties hereto.

      7. Assignment. The rights and benefits of the parties under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of such parties. Neither this Agreement nor any rights or benefits hereunder may be assigned or transferred by any party hereto without the prior written consent of all other parties hereto.

      8. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to Assignee:

            L-3 Communications Corporation
            600 Third Avenue
            New York, NY 10016
            Telecopier Number: (212) 805-5494
            Attention: Christopher C. Cambria


      With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY 10017
            Telecopier Number: (212) 455-2502
            Attention: William E. Curbow


      And if to Assignor:

            FAP Trust
            c/o First Union National Bank
            10 State House Square
            Hartford, CT 06103-3698
            Telecopier Number: (860) 247-1356
            Attention: W. Jeffrey Kramer

      With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, CA 94104
            Telecopier Number: (415) 983-1200
            Attention: Graham Taylor

            and

            Bingham Dana LLP
            100 Pearl Street
            Hartford, CT 06103
            Telecopier Number: (860) 527-5188
            Attention: James G. Scantling

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

      9. Further Assurances. Each of the parties to this Agreement shall execute such other documents and instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof.

      10. No Recourse. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Assignor by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the trust agreement under which Assignor is organized, in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of Assignor is made and intended not as a personal representation, warranty, undertaking or agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the trust agreement under which Assignor is organized (the "Trust Estate"), and all persons having any claim against First Union or Assignor by reason of the transactions contemplated by this Agreement shall for payment or satisfaction thereof not seek recourse against First Union except in its capacity as trustee and then only to the extent of the Trust Estate.

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By: /s/ Christopher Cambria
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:
                                          -------------------------------
                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

Consented to by:

THE FIRST NATIONAL BANK OF
CHICAGO as Escrow Agent under the
Escrow Agreement

By:
   -------------------------------

Name:
Title:

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By:
                                          -------------------------------

                                       Name:
                                       Title:


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:  /s/ W. Jeffrey Kramer
                                          -------------------------------

                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

Consented to by:

THE FIRST NATIONAL BANK OF
CHICAGO as Escrow Agent under the
Escrow Agreement

By:
   -------------------------------

Name:
Title:

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By:
                                          -------------------------------

                                       Name:
                                       Title:


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:
                                          -------------------------------

                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

Consented to by:

THE FIRST NATIONAL BANK OF
CHICAGO as Escrow Agent under the
Escrow Agreement

By: /s/ John R. Prenolville
   -------------------------------

Name: John R. Prenolville
Title: Vice President

                                                               EXHIBIT VIII-7

                            ASSIGNMENT AGREEMENT



      THIS ASSIGNMENT AGREEMENT dated as of March 4, 1998 is entered into by and between L-3 COMMUNICATIONS CORPORATION a Delaware corporation, ("Assignee") and FAP TRUST, a Connecticut trust ("Assignor").

                                 WITNESSETH

      WHEREAS, Assignor is a party to a Stock Purchase Agreement dated as of February 9, 1998 (the "Stock Purchase Agreement") pursuant to which Seller intends to acquire all of the outstanding capital stock of Ilex Systems, Inc. (the "Company"); and

      WHEREAS, pursuant to the Stock Purchase Agreement, Assignor and Joseph Lopez ("Seller") have entered into that certain Confidentiality and Non-Competition Agreement dated as of February __, 1998 (the "Non-Competition Agreement"); and

      WHEREAS, Assignor and Assignee have entered into an Asset Purchase Agreement dated as of February 10, 1998 (the "Asset Purchase Agreement") pursuant to which Assignee will acquire substantially all of the assets and assume substantially all of the liabilities of the Company; and

      WHEREAS, in connection with the Asset Purchase Agreement and the transactions contemplated thereby, Assignor desires to assign to Assignee its entire right, title and interest in, under and to the Non-Competition Agreement, and Assignee desires to take such assignment from Assignor, all upon the terms and conditions set forth below:

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Assignment of the Non-Competition Agreement. Pursuant to and in accordance with terms of Section 8 of the Non-Competition Agreement, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, under and to the Non-Competition Agreement, and Assignee hereby assumes all of Assignor's duties and obligations under the Non-Competition Agreement.

      2. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      4. Entire Agreement. This Agreement and the Asset Purchase Agreement constitute the entire agreement between Assignor and Assignee with respect to the subject matter hereof. This Agreement cancels and supersedes all prior agreements, understandings and negotiations between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may only be varied or modified by a written document executed by each of the parties hereto.

      5. Assignment. The rights and benefits of the parties under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of such parties. Neither this Agreement nor any rights or benefits hereunder may be assigned or transferred by any party hereto without the prior written consent of all other parties hereto.

      6. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to Assignee:

            L-3 Communications Corporation
            600 Third Avenue
            New York, NY 10016
            Telecopier Number: (212) 805-5494
            Attention: Christopher C. Cambria


      With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY 10017
            Telecopier Number: (212) 455-2502
            Attention: William E. Curbow


      And if to Assignor:

            FAP Trust
            c/o First Union National Bank
            10 State House Square
            Hartford, CT 06103-3698
            Telecopier Number: (860) 247-1356
            Attention: W. Jeffrey Kramer

      With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, CA 94104
            Telecopier Number: (415) 983-1200
            Attention: Graham Taylor

            and

            Bingham Dana LLP
            100 Pearl Street
            Hartford, CT 06103
            Telecopier Number: (860) 527-5188
            Attention: James G. Scantling

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

      7. Further Assurances. Each of the parties to this Agreement shall execute such other documents and instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof.

      8. No Recourse. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Assignor by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the trust agreement under which Assignor is organized, in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of Assignor is made and intended not as a personal representation, warranty, undertaking or agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the trust agreement under which Assignor is organized (the "Trust Estate"), and all persons having any claim against First Union or Assignor by reason of the transactions contemplated by this Agreement shall for payment or satisfaction thereof not seek recourse against First Union except in its capacity as trustee and then only to the extent of the Trust Estate.

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By: /s/ Christopher Cambria
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:
                                          -------------------------------
                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By:
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:  /s/ W. Jeffrey Kramer
                                          -------------------------------

                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

                            ASSIGNMENT AGREEMENT



      THIS ASSIGNMENT AGREEMENT dated as of March 4, 1998 is entered into by and between L-3 COMMUNICATIONS CORPORATION, a Delaware corporation, ("Assignee") and FAP TRUST, a Connecticut trust ("Assignor").

                                 WITNESSETH


      WHEREAS, Assignor is a party to a Stock Purchase Agreement dated as of February 9, 1998 (the "Stock Purchase Agreement") pursuant to which Seller intends to acquire all of the outstanding capital stock of Ilex Systems, Inc. (the "Company"); and

      WHEREAS, pursuant to the Stock Purchase Agreement, Assignor and Donald Potter ("Seller") have entered into that certain Confidentiality and Non-Competition Agreement dated as of February __, 1998 (the "Non-Competition Agreement"); and

      WHEREAS, Assignor and Assignee have entered into an Asset Purchase Agreement dated as of February 10, 1998 (the "Asset Purchase Agreement") pursuant to which Assignee will acquire substantially all of the assets and assume substantially all of the liabilities of the Company; and

      WHEREAS, in connection with the Asset Purchase Agreement and the transactions contemplated thereby, Assignor desires to assign to Assignee its entire right, title and interest in, under and to the Non-Competition Agreement, and Assignee desires to take such assignment from Assignor, all upon the terms and conditions set forth below:

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Assignment of the Non-Competition Agreement. Pursuant to and in accordance with terms of Section 8 of the Non-Competition Agreement, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, under and to the Non-Competition Agreement, and Assignee hereby assumes all of Assignor's duties and obligations under the Non-Competition Agreement.

      2. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      4. Entire Agreement. This Agreement and the Asset Purchase Agreement constitute the entire agreement between Assignor and Assignee with respect to the subject matter hereof. This Agreement cancels and supersedes all prior agreements, understandings and negotiations between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may only be varied or modified by a written document executed by each of the parties hereto.

      5. Assignment. The rights and benefits of the parties under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of such parties. Neither this Agreement nor any rights or benefits hereunder may be assigned or transferred by any party hereto without the prior written consent of all other parties hereto.

      6. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to Assignee:

            L-3 Communications Corporation
            600 Third Avenue
            New York, NY 10016
            Telecopier Number: (212) 805-5494
            Attention: Christopher C. Cambria

      With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY 10017
            Telecopier Number: (212) 455-2502
            Attention: William E. Curbow

      And if to Assignor:

            FAP Trust
            c/o First Union National Bank
            10 State House Square
            Hartford, CT 06103-3698
            Telecopier Number: (860) 247-1356
            Attention: W. Jeffrey Kramer

      With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, CA 94104
            Telecopier Number: (415) 983-1200
            Attention: Graham Taylor


            and

            Bingham Dana LLP
            100 Pearl Street
            Hartford, CT 06103
            Telecopier Number: (860) 527-5188
            Attention: James G. Scantling


Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

      7. Further Assurances. Each of the parties to this Agreement shall execute such other documents and instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof.

      8. No Recourse. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Assignor by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the trust agreement under which Assignor is organized, in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of Assignor is made and intended not as a personal representation, warranty, undertaking or agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the trust agreement under which Assignor is organized (the "Trust Estate"), and all persons having any claim against First Union or Assignor by reason of the transactions contemplated by this Agreement shall for payment or satisfaction thereof not seek recourse against First Union except in its capacity as trustee and then only to the extent of the Trust Estate.

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By: /s/ Christopher Cambria
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:
                                          -------------------------------
                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By:
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:  /s/ W. Jeffrey Kramer
                                          -------------------------------

                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

                            ASSIGNMENT AGREEMENT



      THIS ASSIGNMENT AGREEMENT dated as of March 4, 1998 is entered into by and between L-3 COMMUNICATIONS CORPORATION, a Delaware corporation, ("Assignee") and FAP TRUST, a Connecticut trust ("Assignor").

                                 WITNESSETH


      WHEREAS, Assignor is a party to a Stock Purchase Agreement dated as of February 9, 1998 (the "Stock Purchase Agreement") pursuant to which Seller intends to acquire all of the outstanding capital stock of Ilex Systems, Inc. (the "Company"); and

      WHEREAS, pursuant to the Stock Purchase Agreement, Assignor and Erwin P. Frech, Jr. ("Seller") have entered into that certain Confidentiality and Non-Competition Agreement dated as of February __, 1998 (the "Non-Competition Agreement"); and

      WHEREAS, Assignor and Assignee have entered into an Asset Purchase Agreement dated as of February 10, 1998 (the "Asset Purchase Agreement") pursuant to which Assignee will acquire substantially all of the assets and assume substantially all of the liabilities of the Company; and

      WHEREAS, in connection with the Asset Purchase Agreement and the transactions contemplated thereby, Assignor desires to assign to Assignee its entire right, title and interest in, under and to the Non-Competition Agreement, and Assignee desires to take such assignment from Assignor, all upon the terms and conditions set forth below:

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Assignment of the Non-Competition Agreement. Pursuant to and in accordance with terms of Section 8 of the Non-Competition Agreement, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, under and to the Non-Competition Agreement, and Assignee hereby assumes all of Assignor's duties and obligations under the Non-Competition Agreement.

      2. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      4. Entire Agreement. This Agreement and the Asset Purchase Agreement constitute the entire agreement between Assignor and Assignee with respect to the subject matter hereof. This Agreement cancels and supersedes all prior agreements, understandings and negotiations between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may only be varied or modified by a written document executed by each of the parties hereto.

      5. Assignment. The rights and benefits of the parties under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of such parties. Neither this Agreement nor any rights or benefits hereunder may be assigned or transferred by any party hereto without the prior written consent of all other parties hereto.

      6. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to Assignee:

            L-3 Communications Corporation
            600 Third Avenue
            New York, NY 10016
            Telecopier Number: (212) 805-5494
            Attention: Christopher C. Cambria

      With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY 10017
            Telecopier Number: (212) 455-2502
            Attention: William E. Curbow

      And if to Assignor:

            FAP Trust
            c/o First Union National Bank
            10 State House Square
            Hartford, CT 06103-3698
            Telecopier Number: (860) 247-1356
            Attention: W. Jeffrey Kramer

      With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, CA 94104
            Telecopier Number: (415) 983-1200
            Attention: Graham Taylor


            and

            Bingham Dana LLP
            100 Pearl Street
            Hartford, CT 06103
            Telecopier Number: (860) 527-5188
            Attention: James G. Scantling


Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

      7. Further Assurances. Each of the parties to this Agreement shall execute such other documents and instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof.

      8. No Recourse. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Assignor by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the trust agreement under which Assignor is organized, in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of Assignor is made and intended not as a personal representation, warranty, undertaking or agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the trust agreement under which Assignor is organized (the "Trust Estate"), and all persons having any claim against First Union or Assignor by reason of the transactions contemplated by this Agreement shall for payment or satisfaction thereof not seek recourse against First Union except in its capacity as trustee and then only to the extent of the Trust Estate.

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By: /s/ Christopher Cambria
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:
                                          -------------------------------
                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By:
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:  /s/ W. Jeffrey Kramer
                                          -------------------------------

                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President


                                       4